Exhibit D


                 COMPUTER ASSOCIATES INTERNATIONAL, INC.


                              $320,000,000


                  6.77% Senior Notes due April 4, 2003







                         NOTE PURCHASE AGREEMENT





                        Dated as of April 1, 1996


                            TABLE OF CONTENTS

Section                                                             Page
1.    AUTHORIZATION OF NOTES. . . . . . . . . . . . . . . . . . . . .  1

2.    SALE AND PURCHASE OF NOTES. . . . . . . . . . . . . . . . . . .  1

3.    CLOSING . . . . . . . . . . . . . . . . . . . . . . . . . . . .  2

4.    CONDITIONS TO CLOSING . . . . . . . . . . . . . . . . . . . . .  2
      4.1.  Representations and Warranties. . . . . . . . . . . . . .  2
      4.2.  Performance; No Default . . . . . . . . . . . . . . . . .  2
      4.3.  Compliance Certificates . . . . . . . . . . . . . . . . .  2
      4.4.  Opinions of Counsel . . . . . . . . . . . . . . . . . . .  3
      4.5.  Purchase Permitted By Applicable Law, etc.. . . . . . . .  3
      4.6.  Sale of Other Notes . . . . . . . . . . . . . . . . . . .  3
      4.7.  Payment of Special Counsel Fees . . . . . . . . . . . . .  3
      4.8.  Private Placement Number. . . . . . . . . . . . . . . . .  3
      4.9.  Changes in Corporate Structure. . . . . . . . . . . . . .  3
      4.10.       Proceedings and Documents . . . . . . . . . . . . .  4

5.    REPRESENTATIONS AND WARRANTIES OF THE COMPANY . . . . . . . . .  4
      5.1.  Organization; Power and Authority . . . . . . . . . . . .  4
      5.2.  Authorization, etc. . . . . . . . . . . . . . . . . . . .  4
      5.3.  Disclosure. . . . . . . . . . . . . . . . . . . . . . . .  4
      5.4.  Organization and Ownership of Shares of
            Subsidiaries. . . . . . . . . . . . . . . . . . . . . . .  5
      5.5.  Financial Statements. . . . . . . . . . . . . . . . . . .  5
      5.6.  Compliance with Laws, Other Instruments,
            etc.. . . . . . . . . . . . . . . . . . . . . . . . . . .  5
      5.7.  Governmental Authorizations, etc. . . . . . . . . . . . .  6
      5.8.  Litigation; Observance of Statutes and
            Orders. . . . . . . . . . . . . . . . . . . . . . . . . .  6
      5.9.  Taxes . . . . . . . . . . . . . . . . . . . . . . . . . .  6
      5.10.       Title to Property; Leases . . . . . . . . . . . . .  6
      5.11.       Licenses, Permits, etc. . . . . . . . . . . . . . .  7
      5.12.       Compliance with ERISA . . . . . . . . . . . . . . .  7
      5.13.       Private Offering by the Company . . . . . . . . . .  8
      5.14.       Use of Proceeds; Margin Regulations . . . . . . . .  8
      5.15.       Existing Indebtedness . . . . . . . . . . . . . . .  8
      5.16.       Foreign Assets Control Regulations,
            etc.. . . . . . . . . . . . . . . . . . . . . . . . . . .  9
      5.17.       Status under Certain Statutes . . . . . . . . . . .  9

6.    REPRESENTATIONS OF THE PURCHASER. . . . . . . . . . . . . . . .  9
      6.1.  Purchase for Investment . . . . . . . . . . . . . . . . .  9
      6.2.  Source of Funds . . . . . . . . . . . . . . . . . . . . .  9



7.    INFORMATION AS TO COMPANY . . . . . . . . . . . . . . . . . . . 10
      7.1.  Financial and Business Information. . . . . . . . . . . . 10
      7.2.  Officer's Certificate . . . . . . . . . . . . . . . . . . 12
      7.3.  Inspection. . . . . . . . . . . . . . . . . . . . . . . . 13

8.    PREPAYMENT OF THE NOTES . . . . . . . . . . . . . . . . . . . . 13
      8.1.  Required Prepayments. . . . . . . . . . . . . . . . . . . 13
      8.2.  Optional Prepayments with Make-Whole Amount . . . . . . . 14
      8.3.  Prepayment in Connection with Excess Amounts. . . . . . . 14
      8.4.  Allocation of Partial Prepayments . . . . . . . . . . . . 15
      8.5.  Maturity; Surrender, etc. . . . . . . . . . . . . . . . . 15
      8.6.  Purchase of Notes . . . . . . . . . . . . . . . . . . . . 15
      8.7.  Make-Whole Amount . . . . . . . . . . . . . . . . . . . . 15

9.    AFFIRMATIVE COVENANTS . . . . . . . . . . . . . . . . . . . . . 17
      9.1.  Compliance with Law . . . . . . . . . . . . . . . . . . . 17
      9.2.  Insurance . . . . . . . . . . . . . . . . . . . . . . . . 17
      9.3.  Maintenance of Properties . . . . . . . . . . . . . . . . 17
      9.4.  Payment of Taxes. . . . . . . . . . . . . . . . . . . . . 18
      9.5.  Corporate Existence, etc. . . . . . . . . . . . . . . . . 18

10.   NEGATIVE COVENANTS. . . . . . . . . . . . . . . . . . . . . . . 18
      10.1.       Transactions with Affiliates. . . . . . . . . . . . 18
      10.2.       Merger, Consolidation, etc. . . . . . . . . . . . . 18
      10.3.       Liens.. . . . . . . . . . . . . . . . . . . . . . . 19
      10.4.       Subsidiary Indebtedness . . . . . . . . . . . . . . 21
      10.5.       Disposition of Assets . . . . . . . . . . . . . . . 21
      10.6.       Maintenance of Financial Conditions . . . . . . . . 23

11.   EVENTS OF DEFAULT . . . . . . . . . . . . . . . . . . . . . . . 23

12.   REMEDIES ON DEFAULT, ETC. . . . . . . . . . . . . . . . . . . . 25
      12.1.       Acceleration. . . . . . . . . . . . . . . . . . . . 25
      12.2.       Other Remedies. . . . . . . . . . . . . . . . . . . 25
      12.3.       Rescission. . . . . . . . . . . . . . . . . . . . . 26
      12.4.       No Waivers or Election of Remedies,
            Expenses, etc.. . . . . . . . . . . . . . . . . . . . . . 26

13.   REGISTRATION; EXCHANGE; SUBSTITUTION OF NOTES . . . . . . . . . 26
      13.1.       Registration of Notes . . . . . . . . . . . . . . . 26
      13.2.       Transfer and Exchange of Notes. . . . . . . . . . . 26
      13.3.       Replacement of Notes. . . . . . . . . . . . . . . . 27

14.   PAYMENTS ON NOTES . . . . . . . . . . . . . . . . . . . . . . . 27
      14.1.       Place of Payment. . . . . . . . . . . . . . . . . . 27
      14.2.       Home Office Payment . . . . . . . . . . . . . . . . 28

15.   EXPENSES, ETC.. . . . . . . . . . . . . . . . . . . . . . . . . 28
      15.1.       Transaction Expenses. . . . . . . . . . . . . . . . 28


      15.2.       Survival. . . . . . . . . . . . . . . . . . . . . . 28

16.   SURVIVAL OF REPRESENTATIONS AND WARRANTIES; ENTIRE
      AGREEMENT . . . . . . . . . . . . . . . . . . . . . . . . . . . 29

17.   AMENDMENT AND WAIVER. . . . . . . . . . . . . . . . . . . . . . 29
      17.1.       Requirements. . . . . . . . . . . . . . . . . . . . 29
      17.2.       Solicitation of Holders of Notes. . . . . . . . . . 29
      17.3.       Binding Effect, etc.. . . . . . . . . . . . . . . . 30
      17.4.       Notes held by Company, etc. . . . . . . . . . . . . 30

18.   NOTICES . . . . . . . . . . . . . . . . . . . . . . . . . . . . 30

19.   REPRODUCTION OF DOCUMENTS . . . . . . . . . . . . . . . . . . . 31

20.   CONFIDENTIAL INFORMATION. . . . . . . . . . . . . . . . . . . . 31

21.   SUBSTITUTION OF PURCHASER . . . . . . . . . . . . . . . . . . . 32

22.   MISCELLANEOUS . . . . . . . . . . . . . . . . . . . . . . . . . 32
      22.1.       Successors and Assigns. . . . . . . . . . . . . . . 32
      22.2.       Payments Due on Non-Business Days . . . . . . . . . 32
      22.3.       Severability. . . . . . . . . . . . . . . . . . . . 32
      22.4.       Construction. . . . . . . . . . . . . . . . . . . . 33
      22.5.       Counterparts. . . . . . . . . . . . . . . . . . . . 33
      22.6.       Governing Law . . . . . . . . . . . . . . . . . . . 33

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
   SCHEDULE A        --  INFORMATION RELATING TO PURCHASERS

   SCHEDULE B        --  DEFINED TERMS

   SCHEDULE 5.3      --  Disclosure Materials

   SCHEDULE 5.4      --  Subsidiaries of the Company and
                         Ownership of Subsidiary Stock

   SCHEDULE 5.5      --  Financial Statements

   SCHEDULE 5.14     --  Use of Proceeds

   SCHEDULE 5.15     --  Existing Indebtedness

   EXHIBIT 1         --  Form of 6.77% Senior Note due April 4,
                         2003

   EXHIBIT 4.4(a)    --  Form of Opinion of General Counsel of the
                         Company

   EXHIBIT 4.4(b)    --  Form of Opinion of Special Counsel
                         to the Purchasers


                    COMPUTER ASSOCIATES INTERNATIONAL, INC.
                         One Computer Associates Plaza
                        Islandia, New York  11788-7000


                     6.77% Senior Notes due April 4, 2003


                                                 As of April 1, 1996


TO EACH OF THE PURCHASERS LISTED IN
      THE ATTACHED SCHEDULE A:

Ladies and Gentlemen:

            COMPUTER ASSOCIATES INTERNATIONAL, INC., a Delaware corporation (the "Company"), agrees with you as follows:

1.    AUTHORIZATION OF NOTES.

            The Company will authorize the issue and sale of $320,000,000 aggregate principal amount of its 6.77% Senior Notes due April 4, 2003 (the "Notes", such term to include any such notes issued in substitution therefor pursuant to Section 13 of this Agreement or the Other Agreements (as hereinafter defined)). The Notes shall be substantially in the form set out in Exhibit 1, with such changes therefrom, if any, as may be approved by you and the Company. Certain capitalized terms used in this Agreement are defined in Schedule B; references to a "Schedule" or an "Exhibit" are, unless otherwise specified, to a Schedule or an Exhibit attached to this Agreement.

2.    SALE AND PURCHASE OF NOTES.

            Subject to the terms and conditions of this Agreement, the Company will issue and sell to you and you will purchase from the Company, at the Closing provided for in Section 3, Notes in the principal amount specified opposite your name in Schedule A at the purchase price of 100% of the principal amount thereof. Contemporaneously with entering into this Agreement, the Company is entering into separate Note Purchase Agreements (the "Other Agreements") identical with this Agreement with each of the other purchasers named in Schedule A (the "Other Purchasers"), providing for the sale at such Closing to each of the Other Purchasers of Notes in the principal amount specified opposite its name in Schedule A. Your obligation hereunder and the obligations of the Other Purchasers under the Other Agreements are several and not joint obligations and you shall have no obligation under any Other Agreement and no liability to any Person for the performance or non-performance by any Other Purchaser thereunder.

3.    CLOSING.

            The sale and purchase of the Notes to be purchased by you and the Other Purchasers shall occur at the offices of Milbank, Tweed, Hadley & McCloy, One Chase Manhattan Plaza, New York, New
York 10005, at 10:00 A.M., New York City time, at a closing (the "Closing") on April 4, 1996 or on such other Business Day thereafter on or prior to April 31, 1996 as may be agreed upon by the Company and you and the Other Purchasers. At the Closing the Company will deliver to you the Notes to be purchased by you in the form of a single Note (or such greater number of Notes in denominations of at least $500,000 as you may request) dated the date of the Closing and registered in your name (or in the name of your nominee), against delivery by you to the Company or its order of immediately available funds in the amount of the purchase price therefor by wire transfer of immediately available funds for the account of the Company to account number 178-1540 at Mellon Bank, N.A., One Mellon Bank Center, Pittsburgh, Pennsylvania 15258, ABA
No. 043000261. If at the Closing the Company shall fail to tender such Notes to you as provided above in this Section 3, or any of the conditions specified in Section 4 shall not have been fulfilled to your satisfaction, you shall, at your election, be relieved of all further obligations under this Agreement, without thereby waiving any rights you may have by reason of such failure or such nonfulfillment.

4.    CONDITIONS TO CLOSING.

            Your obligation to purchase and pay for the Notes to be sold to you at the Closing is subject to the fulfillment to your satisfaction, prior to or at the Closing, of the following conditions:

4.1.  Representations and Warranties.

            The representations and warranties of the Company in this Agreement shall be correct when made and at the time of the Closing.

4.2.  Performance; No Default.

            The Company shall have performed and complied with all agreements and conditions contained in this Agreement required to be performed or complied with by it prior to or at the Closing and after giving effect to the issue and sale of the Notes (and the application of the proceeds thereof as contemplated by Schedule 5.14) no Default or Event of Default shall have occurred and be continuing.

4.3.  Compliance Certificates.

            (a) Officer's Certificate. The Company shall have delivered to you an Officer's Certificate, dated the date of the Closing, certifying that the conditions specified in Sections 4.1,
4.2 and 4.9 have been fulfilled.

            (b) Secretary's Certificate. The Company shall have delivered to you a certificate certifying as to the resolutions attached thereto and other corporate proceedings relating to the authorization, execution and delivery of the Notes and this Agreement.

4.4.  Opinions of Counsel.

            You shall have received opinions in form and substance satisfactory to you, dated the date of the Closing (a) from Steven
M. Woghin, General Counsel of the Company, covering the matters set forth in Exhibit 4.4(a) and covering such other matters incident to the transactions contemplated hereby as you or your counsel may reasonably request (and the Company hereby instructs its counsel to deliver such opinion to you) and (b) from Milbank, Tweed, Hadley & McCloy, your special counsel in connection with such transactions, substantially in the form set forth in Exhibit 4.4(b) and covering such other matters incident to such transactions as you may reasonably request.

4.5.  Purchase Permitted By Applicable Law, etc.

            On the date of the Closing your purchase of Notes shall
(i) be permitted by the laws and regulations of each jurisdiction to which you are subject, without recourse to provisions (such as Section 1405(a)(8) of the New York Insurance Law) permitting limited investments by insurance companies without restriction as to the character of the particular investment, (ii) not violate any applicable law or regulation (including, without limitation, Regulation G, T or X of the Board of Governors of the Federal Reserve System) and (iii) not subject you to any tax, penalty or liability under or pursuant to any applicable law or regulation, which law or regulation was not in effect on the date hereof. If requested by you, you shall have received an Officer's Certificate certifying as to such matters of fact as you may reasonably specify to enable you to determine whether such purchase is so permitted.

4.6.  Sale of Other Notes.

            Contemporaneously with the Closing the Company shall sell to the Other Purchasers and the Other Purchasers shall purchase the Notes to be purchased by them at the Closing as specified in Schedule A.

4.7.  Payment of Special Counsel Fees.

            Without limiting the provisions of Section 15.1, the Company shall have paid on or before the Closing the fees, charges and disbursements of your special counsel referred to in Section
4.4 to the extent reflected in a statement of such counsel rendered to the Company at least one Business Day prior to the Closing.

4.8.  Private Placement Number.

            A Private Placement number issued by Standard & Poor's CUSIP Service Bureau (in cooperation with the Securities Valuation Office of the National Association of Insurance Commissioners) shall have been obtained for the Notes.

4.9.  Changes in Corporate Structure.

            The Company shall not have changed its jurisdiction of incorporation or been a party to any merger or consolidation and shall not have succeeded to all or any substantial part of the liabilities of any other entity, at any time following the date of the most recent financial statements referred to in Schedule 5.5.

4.10.       Proceedings and Documents.

            All corporate and other proceedings in connection with the transactions contemplated by this Agreement and all documents and instruments incident to such transactions shall be satisfactory to you and your special counsel, and you and your special counsel shall have received all such counterpart originals or certified or other copies of such documents as you or they may reasonably request.

5.    REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

            The Company represents and warrants to you that:

5.1.  Organization; Power and Authority.

            The Company is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation, and is duly qualified as a foreign corporation and is in good standing in each jurisdiction in which such qualification is required by law, other than those jurisdictions as to which the failure to be so qualified or in good standing would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. The Company has the corporate power and authority to own or hold under lease the properties it purports to own or hold under lease, to transact the business it transacts and proposes to transact, to execute and deliver this Agreement and the Other Agreements and the Notes and to perform the provisions hereof and thereof.

5.2.  Authorization, etc.

            This Agreement and the Other Agreements and the Notes have been duly authorized by all necessary corporate action on the part of the Company, and this Agreement constitutes, and upon execution and delivery thereof each Note will constitute, a legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as such enforceability may be limited by (i) applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

5.3.  Disclosure.

            The Company, through its agents, CS First Boston Corporation and J.P. Morgan Securities Inc., has delivered to you and each Other Purchaser a copy of a Direct Placement Memorandum, dated March 1996 (the "Memorandum"), relating to the transactions contemplated hereby. Except as disclosed in Schedule 5.3, this Agreement, the Memorandum, the documents, certificates or other writings identified in Schedule 5.3 and the financial statements listed in Schedule 5.5, taken as a whole, do not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading in light of the circumstances under which they were made. Except as disclosed in the Memorandum or as expressly described in Schedule 5.3, or in one of the documents, certificates or other writings identified therein, or in the financial statements listed in Schedule 5.5, since December 31, 1995, there has been no change in the financial condition, operations, business or properties of the Company or any of its Subsidiaries except changes that, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect.

5.4.  Organization and Ownership of Shares of Subsidiaries.

            (a) Schedule 5.4 is (except as noted therein) a complete and correct list of the Company's Subsidiaries, showing, as to each Subsidiary, the correct name thereof, the jurisdiction of its organization, and the percentage of shares of each class of its capital stock or similar equity interests outstanding owned by the Company and each other Subsidiary. Schedule 5.4 also indicates which Subsidiaries constitute Material Subsidiaries.

            (b) All of the outstanding shares of capital stock or similar equity interests of each Subsidiary shown in Schedule 5.4 as being owned by the Company and its Subsidiaries have been validly issued, are fully paid and nonassessable and are owned by the Company or another Subsidiary free and clear of any Lien (except as otherwise disclosed in Schedule 5.4).

            (c) Each Subsidiary identified in Schedule 5.4 is a corporation or other legal entity duly organized, validly existing and in good standing under the laws of its jurisdiction of organization, and is duly qualified as a foreign corporation or other legal entity and is in good standing in each jurisdiction in which such qualification is required by law, other than those jurisdictions as to which the failure to be so qualified or in good standing would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. Each such Subsidiary has the corporate or other power and authority to own or hold under lease the properties it purports to own or hold under lease and to transact the business it transacts and proposes to transact.

5.5.  Financial Statements.

            The Company has delivered to each Purchaser copies of the financial statements of the Company and its Subsidiaries listed on
Schedule 5.5. All of said financial statements (including in each case the related schedules and notes) fairly present in all material respects the consolidated financial position of the Company and its Subsidiaries as of the respective dates specified in such Schedule and the consolidated results of their operations and cash flows for the respective periods so specified and have been prepared in accordance with GAAP consistently applied throughout the periods involved except as set forth in the notes thereto (subject, in the case of any interim financial statements, to normal year-end adjustments).

5.6.  Compliance with Laws, Other Instruments, etc.

            The execution, delivery and performance by the Company of this Agreement and the Notes will not (i) contravene, result in any breach of, or constitute a default under, or result in the creation of any Lien in respect of any property of the Company or any

Subsidiary under, any indenture, mortgage, deed of trust, loan, purchase or credit agreement, lease, corporate charter or by-laws, or any other Material agreement or instrument to which the Company or any Subsidiary is bound or by which the Company or any Subsidiary or any of their respective properties may be bound or affected, (ii) conflict with or result in a breach of any of the terms, conditions or provisions of any order, judgment, decree, or ruling of any court, arbitrator or Governmental Authority applicable to the Company or any Subsidiary or (iii) violate any provision of any statute or other rule or regulation of any Governmental Authority applicable to the Company or any Subsidiary.

5.7.  Governmental Authorizations, etc.

            No consent, approval or authorization of, or registration, filing or declaration with, any Governmental
Authority is required in connection with the execution, delivery or performance by the Company of this Agreement or the Notes.

5.8.  Litigation; Observance of Statutes and Orders.

            (a) There are no actions, suits or proceedings pending or, to the knowledge of the Company, threatened against or affecting the Company or any Subsidiary or any property of the Company or any Subsidiary in any court or before any arbitrator of any kind or before or by any Governmental Authority that, individually or in the aggregate, would reasonably be expected to have a Material Adverse Effect.

            (b) Neither the Company nor any Subsidiary is in default under any order, judgment, decree or ruling of any court, arbitrator or Governmental Authority or is in violation of any applicable law, ordinance, rule or regulation (including without limitation Environmental Laws) of any Governmental Authority, which default or violation, individually or in the aggregate, would reasonably be expected to have a Material Adverse Effect.

5.9.  Taxes.

            The Company and its Subsidiaries have filed all income tax returns that are required to have been filed in any jurisdiction, and have paid all taxes shown to be due and payable on such returns and all other taxes and assessments payable by them, to the extent such taxes and assessments have become due and payable and before they have become delinquent, except for any taxes and assessments (i) the amount of which is not individually or in the aggregate Material or (ii) the amount, applicability or validity of which is currently being contested in good faith by appropriate proceedings and with respect to which the Company or a Subsidiary, as the case may be, has established adequate reserves in accordance with GAAP. The Federal income tax liabilities of the Company and its Subsidiaries have been determined by the Internal Revenue Service and paid for all fiscal years up to and including the fiscal year ended March 31, 1991.

5.10.       Title to Property; Leases.

            The Company and its Subsidiaries have good and sufficient title to their respective Material properties, including all such properties reflected in the most recent audited balance sheet referred to in Section 5.5 or purported to have been acquired by the Company or any Subsidiary after said date (except as sold or otherwise disposed of in the ordinary course of business), in each case free and clear of Liens prohibited by this Agreement, except for those defects in title and Liens that, individually or in the aggregate, would not have a Material Adverse Effect. All Material leases are valid and subsisting and are in full force and effect in all material respects.

5.11.       Licenses, Permits, etc.

            The Company and its Subsidiaries own or possess all licenses, permits, franchises, authorizations, patents, copyrights, service marks, trademarks and trade names, or rights thereto, that are Material, without known conflict with the rights of others, except for those conflicts that, individually or in the aggregate, would not have a Material Adverse Effect.

5.12.       Compliance with ERISA.

            (a) The Company and each ERISA Affiliate have operated and administered each Plan in compliance with all applicable laws except for such instances of noncompliance as have not resulted in and could not reasonably be expected to result in a Material Adverse Effect. Neither the Company nor any ERISA Affiliate has incurred any liability pursuant to Title I or IV of ERISA or the penalty or excise tax provisions of the Code relating to employee benefit plans (as defined in Section 3 of ERISA), and no event, transaction or condition has occurred or exists that would reasonably be expected to result in the incurrence of any such liability by the Company or any ERISA Affiliate, or in the imposition of any Lien on any of the rights, properties or assets of the Company or any ERISA Affiliate, in either case pursuant to Title I or IV of ERISA or to such penalty or excise tax provisions or to Section 401(a)(29) or 412 of the Code, other than such liabilities or Liens as would not be individually or in the aggregate Material.

            (b) The present value of the aggregate benefit liabilities under each of the Plans (other than Multiemployer Plans), determined as of the end of such Plan's most recently ended plan year on the basis of the actuarial assumptions specified for funding purposes in such Plan's most recent actuarial valuation report, did not exceed the aggregate current value of the assets of such Plan allocable to such benefit liabilities by more than $10,000,000 in the case of any single Plan and by more than $20,000,000 in the aggregate for all Plans. The term "benefit liabilities" has the meaning specified in Section 4001 of ERISA and the terms "current value" and "present value" have the meaning specified in Section 3 of ERISA.

            (c) The Company and its ERISA Affiliates have not incurred withdrawal liabilities (and are not subject to contingent withdrawal liabilities) under Section 4201 or 4204 of ERISA in respect of Multiemployer Plans that individually or in the aggregate are Material.

            (d) The expected postretirement benefit obligation (determined as of the last day of the Company's most recently ended fiscal year in accordance with Financial Accounting Standards Board Statement No. 106, without regard to liabilities attributable to continuation coverage mandated by Section 4980B of the Code) of the Company and its Subsidiaries is not Material.

            (e) The execution and delivery of this Agreement and the issuance and sale of the Notes hereunder will not involve any transaction that is subject to the prohibitions of Section 406 of ERISA or in connection with which a tax could be imposed pursuant to Section 4975(c)(1)(A)-(D) of the Code. The representation by the Company in the first sentence of this Section 5.12(e) is made in reliance upon and subject to the accuracy of your representation in Section 6.2 as to the sources of the funds to be used to pay the purchase price of the Notes to be purchased by you.

5.13.       Private Offering by the Company.

            Neither the Company nor anyone acting on its behalf has offered the Notes or any similar securities for sale to, or solicited any offer to buy any of the same from, or otherwise approached or negotiated in respect thereof with, any person other than you, the Other Purchasers and not more than 120 other Institutional Investors, each of which has been offered the Notes at a private sale for investment. Neither the Company nor anyone acting on its behalf has taken, or will take, any action that would subject the issuance or sale of the Notes to the registration requirements of Section 5 of the Securities Act.

5.14.       Use of Proceeds; Margin Regulations.

            The Company will apply the proceeds of the sale of the Notes as set forth in Schedule 5.14. No part of the proceeds from the sale of the Notes hereunder will be used, directly or indirectly, for the purpose of buying or carrying any margin stock within the meaning of Regulation G of the Board of Governors of the Federal Reserve System (12 CFR 207), or for the purpose of buying or carrying or trading in any securities under such circumstances as to involve the Company in a violation of Regulation X of said Board (12 CFR 224) or to involve any broker or dealer in a violation of Regulation T of said Board (12 CFR 220). Margin stock does not constitute more than 10% of the value of the consolidated assets of the Company and its Subsidiaries and the Company does not have any present intention that margin stock will constitute more than 10% of the value of such assets. As used in this Section, the terms "margin stock" and "purpose of buying or carrying" shall have the meanings assigned to them in said Regulation G.

5.15.       Existing Indebtedness.

            Except as described therein, Schedule 5.15 sets forth a complete and correct list of all outstanding Indebtedness of the Company and its Subsidiaries in a principal amount in excess of $5,000,000 and the total amount of all other outstanding Indebtedness of the Company and its Subsidiaries, in each case as of February 29, 1996, since which date there has been no Material change in the amounts, interest rates, sinking funds, instalment payments or maturities of the Indebtedness of the Company or its Subsidiaries. Neither the Company nor any Subsidiary is in default and no waiver of default is currently in effect, in the payment of any principal or interest on any Indebtedness of the Company or such Subsidiary and no event or condition exists with respect to any Indebtedness of the Company or any Subsidiary the outstanding principal amount of which exceeds $5,000,000 that would permit (or that with notice or the lapse of time, or both, would permit) one or more Persons to cause such Indebtedness to become due and payable before its stated maturity or before its regularly scheduled dates of payment.

5.16.       Foreign Assets Control Regulations, etc.

            Neither the sale of the Notes by the Company hereunder nor its use of the proceeds thereof will violate the Trading with the Enemy Act, as amended, or any of the foreign assets control regulations of the United States Treasury Department (31 CFR, Subtitle B, Chapter V, as amended) or any enabling legislation or executive order relating thereto.

5.17.       Status under Certain Statutes.

            Neither the Company nor any Subsidiary is subject to regulation under the Investment Company Act of 1940, as amended, the Public Utility Holding Company Act of 1935, as amended, the Interstate Commerce Act, as amended, or the Federal Power Act, as amended.

6.    REPRESENTATIONS OF THE PURCHASER.

6.1.  Purchase for Investment.

            You represent that you are purchasing the Notes for your own account or for one or more separate accounts maintained by you or for the account of one or more pension or trust funds and not with a view to the distribution thereof, provided that the disposition of your or their property shall at all times be within your or their control. You understand that the Notes have not been registered under the Securities Act and may be resold only if registered pursuant to the provisions of the Securities Act or if an exemption from registration is available, except under circumstances where neither such registration nor such an exemption is required by law, and that the Company is not required to register the Notes.

6.2.  Source of Funds.

            You represent that at least one of the following statements is an accurate representation as to each source of funds (a "Source") to be used by you to pay the purchase price of the Notes to be purchased by you hereunder:

            (a) the Source is an insurance company general account as such term is used in Prohibited Transaction Exemption ("PTE") 95-60 issued by the Department of Labor and your purchase of the Notes hereunder is entitled to the exemption granted by PTE 95-60; or

            (b) the Source is a separate account that is maintained solely in connection with your fixed contractual obligations under which the amounts payable, or credited, to such plan and to any participant or beneficiary of such plan (including any annuitant) are not affected in any manner by the investment performance of the separate account; or

            (c) the Source is either (i) an insurance company pooled separate account, within the meaning of PTE 90-1 (issued January 29, 1990), or (ii) a bank collective investment fund, within the meaning of the PTE 91-38 (issued July 12, 1991) and, except as you have disclosed to the Company in writing pursuant to this paragraph (c), no employee benefit plan or group of plans maintained by the same employer or employee organization beneficially owns more than 10% of all assets allocated to such pooled separate account or collective investment fund; or

            (d) the Source constitutes assets of an "investment fund" (within the meaning of Part V of the QPAM Exemption) managed by a "qualified professional asset manager" or "QPAM" (within the meaning of Part V of the QPAM Exemption), no employee benefit plan's assets that are included in such investment fund, when combined with the assets of all other employee benefit plans established or maintained by the same employer or by an affiliate (within the meaning of Section V(c)(1) of the QPAM Exemption) of such employer or by the same employee organization and managed by such QPAM, exceed 20% of the total client assets managed by such QPAM, the conditions of Part I(c) and (g) of the QPAM Exemption are satisfied, neither the QPAM nor a person controlling or controlled by the QPAM (applying the definition of "control" in Section V(e) of the QPAM Exemption) owns a 5% or more interest in the Company and (i) the identity of such QPAM and (ii) the names of all employee benefit plans whose assets are included in such investment fund have been disclosed to the Company in writing pursuant to this paragraph (d); or

            (e)  the Source is a governmental plan; or

            (f) the Source is one or more employee benefit plans, or a separate account or trust fund comprised of one or more employee benefit plans, each of which has been identified to the Company in writing pursuant to this paragraph (f); or

            (g) the Source does not include assets of any employee benefit plan, other than a plan exempt from the coverage of ERISA.

As used in this Section 6.2, the terms "employee benefit plan", "governmental plan", "party in interest" and "separate account" shall have the respective meanings assigned to such terms in
Section 3 of ERISA.

7.    INFORMATION AS TO COMPANY.

7.1.  Financial and Business Information.

            The Company shall deliver to each holder of Notes that is an Institutional Investor:

            (a) Quarterly Statements -- within 60 days after the end of each quarterly fiscal period in each fiscal year of the Company (other than the last quarterly fiscal period of each such fiscal year), duplicate copies of,

                  (i) a consolidated balance sheet of the Company and its Subsidiaries as at the end of such quarter, and

                  (ii)  consolidated statements of income,
            stockholders' equity and cash flows of the Company and its Subsidiaries, for such quarter and (in the case of the second and third quarters) for the portion of the fiscal year ending with such quarter, setting forth in each case in comparative form the figures for the corresponding periods in the previous fiscal year, all in reasonable detail, prepared in accordance with GAAP applicable to quarterly financial statements generally, and certified by a Senior Financial Officer as fairly presenting, in all material respects, the financial position of the companies being reported on and their results of operations and cash flows, subject to changes resulting from year-end adjustments, provided that delivery within the time period specified above of copies of the Company's Quarterly Report on Form 10-Q prepared in compliance with the requirements therefor and filed with the Securities and Exchange Commission, and containing the financial statements referred to in clauses (i) and (ii) above, shall be deemed to satisfy the requirements of this Section 7.1(a);

            (b) Annual Statements -- within 105 days after the end of each fiscal year of the Company, duplicate copies of,

                  (i) a consolidated balance sheet of the Company and its Subsidiaries, as at the end of such year, and

                  (ii)  consolidated statements of income,
            stockholders' equity and cash flows of the Company and its Subsidiaries, for such year,

      setting forth in each case in comparative form the figures for the previous fiscal year, all in reasonable detail, prepared in accordance with GAAP, and accompanied by an opinion thereon of independent certified public accountants of recognized national standing, which opinion shall state that such financial statements present fairly, in all material respects, the financial position of the companies being reported upon and their results of operations and cash flows and have been prepared in conformity with GAAP, and that the examination of such accountants in connection with such financial statements has been made in accordance with generally accepted auditing standards, and that such audit provides a reasonable basis for such opinion in the circumstances, provided that the delivery within the time period specified above of the Company's Annual Report on Form 10-K for such fiscal year (together with the Company's annual report to shareholders, if any, prepared pursuant to Rule 14a-3 under the Exchange Act) prepared in accordance with the requirements therefor and filed with the Securities and Exchange Commission, and containing the financial statements referred to in clauses (i) and (ii) above, shall be deemed to satisfy the requirements of this
      Section 7.1(b);

            (c) SEC and Other Reports -- promptly upon their becoming available, one copy of (i) each financial statement, report, notice or proxy statement sent by the Company or any Subsidiary to public securities holders generally, and
      (ii) each regular or periodic report, each registration statement that shall have become effective (without exhibits except as expressly requested by such holder), and each final prospectus and all amendments thereto filed by the Company or any Subsidiary with the Securities and Exchange Commission;

            (d) Notice of Default or Event of Default -- promptly, and in any event within five days after a Responsible Officer becoming aware of the existence of any Default or Event of Default, a written notice specifying the nature and period of existence thereof and what action the Company is taking or proposes to take with respect thereto;

            (e) ERISA Matters -- promptly, and in any event within five days after a Responsible Officer becoming aware of any of the following, a written notice setting forth the nature thereof and the action, if any, that the Company or an ERISA Affiliate proposes to take with respect thereto:

                  (i) with respect to any Plan, any reportable event, as defined in Section 4043(b) of ERISA and the regulations thereunder, for which notice thereof has not been waived pursuant to such regulations as in effect on the date hereof; or

                  (ii) the taking by the PBGC of steps to institute, or the threatening by the PBGC of the institution of, proceedings under section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Plan, or the receipt by the Company or any ERISA Affiliate of a notice from a Multiemployer Plan that such action has been taken by the PBGC with respect to such Multiemployer Plan; or

                  (iii) any event, transaction or condition that could result in the incurrence of any liability by the Company or any ERISA Affiliate pursuant to Title I or IV of ERISA or the penalty or excise tax provisions of the Code relating to employee benefit plans, or in the imposition of any Lien on any of the rights, properties or assets of the Company or any ERISA Affiliate pursuant to Title I or IV of ERISA or such penalty or excise tax provisions, if such liability or Lien, taken together with any other such liabilities or Liens then existing, would reasonably be expected to have a Material Adverse Effect; and

            (f) Requested Information -- with reasonable promptness, such other data and information relating to the business, operations, affairs, financial condition, assets or properties of the Company or any of its Subsidiaries or relating to the ability of the Company to perform its obligations hereunder and under the Notes as from time to time may be reasonably requested by any such holder of Notes.

7.2.  Officer's Certificate.

            Each set of financial statements delivered to a holder of Notes pursuant to Section 7.1(a) or Section 7.1(b) shall be accompanied by a certificate of a Senior Financial Officer setting forth:

            (a) Covenant Compliance -- the information (including detailed calculations) required in order to establish whether the Company was in compliance with the requirements of Sections 10.3(i), 10.4(d), 10.5(e) and 10.6, inclusive, during the quarterly or annual period covered by the statements then being furnished (including with respect to each such Section, where applicable, the calculations of the maximum or minimum amount, ratio or percentage, as the case may be, permissible under the terms of such Sections, and the calculation of the amount, ratio or percentage then in existence); and

            (b) Event of Default -- a statement that such officer has reviewed the relevant terms hereof and has made, or caused to be made, under his or her supervision, a review of the transactions and conditions of the Company and its Subsidiaries from the beginning of the quarterly or annual period covered by the statements then being furnished to the date of the certificate and that such review shall not have disclosed the existence during such period of any condition or event that constitutes a Default or an Event of Default or, if any such condition or event existed or exists (including, without limitation, any such event or condition resulting from the failure of the Company or any Subsidiary to comply with any Environmental Law), specifying the nature and period of existence thereof and what action the Company shall have taken or proposes to take with respect thereto.

7.3.  Inspection.

            The Company shall permit the representatives of each holder of Notes that is an Institutional Investor:

            (a) No Default -- if no Default or Event of Default then exists, at the expense of such holder and upon reasonable prior notice to the Company, to visit the principal executive office of the Company, to discuss the affairs, finances and accounts of the Company and its Subsidiaries with the Company's officers, and, with the consent of the Company
      (which consent will not be unreasonably withheld) to visit the other offices and properties of the Company and each Subsidiary, all at such reasonable times and as often as may be reasonably requested in writing; and

               Default -- if a Default or Event of Default then exists, at the expense of the Company to visit and inspect any of the offices or properties of the Company or any Subsidiary, to examine all their respective books of account, records, reports and other papers, to make copies and extracts therefrom, and to discuss their respective affairs, finances and accounts with their respective officers and independent public accountants (and by this provision the Company authorizes said accountants to discuss the affairs, finances and accounts of the Company and its Subsidiaries), all at such times and as often as may be requested.

8.    PREPAYMENT OF THE NOTES.

8.1.  Required Prepayments.

            On April 4, 1999 and on each April 4 thereafter to and including April 4, 2003, the Company will prepay $64,000,000 principal amount (or such lesser principal amount as shall then be outstanding) of the Notes at par and without payment of the Make-Whole Amount or any premium, provided that upon any partial prepayment of the Notes pursuant to Section 8.2 or 8.3 or purchase of the Notes permitted by Section 8.6 the principal amount of each required prepayment of the Notes becoming due under this
Section 8.1 on and after the date of such prepayment or purchase shall be reduced in the same proportion as the aggregate unpaid principal amount of the Notes is reduced as a result of such prepayment or purchase.

8.2.  Optional Prepayments with Make-Whole Amount.

            The Company may, at its option, upon notice as provided below, prepay at any time all, or from time to time any part of, the Notes, in an amount not less than 5% of the aggregate principal amount of the Notes then outstanding in the case of a partial prepayment, at 100% of the principal amount so prepaid, together with interest accrued thereon to the date fixed for such prepayment, plus the Make-Whole Amount determined for the prepayment date with respect to such principal amount. The Company will give each holder of Notes written notice of each optional prepayment under this Section 8.2 not less than 30 days and not more than 60 days prior to the date fixed for such prepayment, which date shall be a Business Day. Each such notice shall specify such date, the aggregate principal amount of the Notes to be prepaid on such date, the principal amount of each Note held by such holder to be prepaid (determined in accordance with Section 8.4), and the interest to be paid on the prepayment date with respect to such principal amount being prepaid, and shall be accompanied by a certificate of a Senior Financial Officer as to the estimated Make-Whole Amount due in connection with such prepayment (calculated as if the date of such notice were the date of the prepayment), setting forth the details of such computation. Two Business Days prior to such prepayment, the Company shall deliver to each holder of Notes a certificate of a Senior Financial Officer specifying the calculation of such Make-Whole Amount as of the specified prepayment date.

8.3.  Prepayment in Connection with Excess Amounts.

            If at any time the Company intends to create, incur or assume a Lien which will result in any Excess Amounts being offered to be applied to the prepayment of Specified Indebtedness pursuant to the last paragraph of Section 10.3, the Company will give written notice thereof to the holders of all outstanding Notes, which notice shall (A) refer specifically to this Section 8.3, (B) specify the Excess Amounts Prepayment Date and the Excess Amounts Response Date (as respectively defined below) in respect thereof,
(C) set forth (i) the aggregate amount of Excess Amounts to be offered to be applied to the prepayment of Specified Indebtedness,
(ii) the Note Portion thereof and (iii) the amount of such Note Portion allocable to each Note, determined by allocating such Note Portion pro rata among all outstanding Notes according to the respective unpaid principal amounts thereof and (D) offer to prepay a principal amount of each Note equal to such Note Portion so allocable to such Note, together with interest accrued thereon to the date fixed for such prepayment (the "Excess Amounts Prepayment Date"), which shall be not less than 15 nor more than 30 days after the date of the giving of such notice. Each holder of a Note shall notify the Company of such holder's acceptance or rejection of such offer by giving written notice of such acceptance or rejection to the Company on a date (the "Excess Amounts Response Date") at least ten days prior to the Excess Amounts Prepayment Date, and the Company shall prepay on the Excess Amounts Prepayment Date the applicable portion of each Note held by each holder by whom such offer has been accepted in accordance with this Section 8.3 at a price in respect of each Note held by such holder equal to the principal amount of such Note so to be prepaid, together with interest accrued thereon to the Excess Amounts Prepayment Date, without payment of any Make-Whole Amount or any premium; provided, however, that the failure by the holder of any Note to respond to such offer in writing on or before the Excess Amounts Response Date shall be deemed to be a rejection of such offer in respect of such Excess Amounts.

8.4.  Allocation of Partial Prepayments.

            In the case of each partial prepayment of the Notes pursuant to Section 8.1 or 8.2, the principal amount of the Notes to be prepaid shall be allocated among all of the Notes at the time outstanding in proportion, as nearly as practicable, to the respective unpaid principal amounts thereof not theretofore called for prepayment.

8.5.  Maturity; Surrender, etc.

            In the case of each prepayment of Notes pursuant to this
Section 8, the principal amount of each Note to be prepaid shall mature and become due and payable on the date fixed for such prepayment, together with interest on such principal amount accrued to such date and the applicable Make-Whole Amount, if any. From and after such date, unless the Company shall fail to pay such principal amount when so due and payable, together with the interest and Make-Whole Amount, if any, as aforesaid, interest on such principal amount shall cease to accrue. Any Note paid or prepaid in full shall be surrendered to the Company and cancelled and shall not be reissued, and no Note shall be issued in lieu of any prepaid principal amount of any Note.

8.6.  Purchase of Notes.

            The Company will not and will not permit any Affiliate to purchase, redeem, prepay or otherwise acquire, directly or indirectly, any of the outstanding Notes except (a) upon the payment or prepayment of the Notes in accordance with the terms of this Agreement and the Notes or (b) pursuant to an offer to purchase made by the Company or an Affiliate pro rata to the holders of all Notes at the time outstanding upon the same terms and conditions. Any such offer shall provide each holder with sufficient information to enable it to make an informed decision with respect to such offer, and shall remain open for at least 20 Business Days. If the holder or holders of more than 50% of the principal amount of the Notes then outstanding accept such offer, the Company shall promptly notify the remaining holders of such fact and the expiration date for the acceptance by holders of Notes of such offer shall be extended by the number of days necessary to give each such remaining holder at least 20 Business Days from its receipt of such notice to accept such offer. The Company will promptly cancel all Notes acquired by it or any Affiliate pursuant to any payment, prepayment or purchase of Notes pursuant to any provision of this Agreement and no Notes may be issued in substitution or exchange for any such Notes.

8.7.  Make-Whole Amount.

            The term "Make-Whole Amount" means, with respect to any Note, an amount equal to the excess, if any, of the Discounted
Value of the Remaining Scheduled Payments with respect to the

Called Principal of such Note over the amount of such Called
Principal, provided that the Make-Whole Amount may in no event be less than zero. For the purposes of determining the Make-Whole
Amount, the following terms have the following meanings:

            "Called Principal" means, with respect to any Note, the principal of such Note that is to be prepaid pursuant to
      Section 8.2 or has become or is declared to be immediately due and payable pursuant to Section 12.1, as the context requires.

            "Discounted Value" means, with respect to the Called Principal of any Note, the amount obtained by discounting all Remaining Scheduled Payments with respect to such Called Principal from their respective scheduled due dates to the Settlement Date with respect to such Called Principal, in accordance with accepted financial practice and at a discount factor (applied on the same periodic basis as that on which interest on the Notes is payable) equal to the Reinvestment Yield with respect to such Called Principal.

            "Reinvestment Yield" means, with respect to the Called Principal of any Note, .50% over the yield to maturity implied by (i) the yields reported, as of 10:00 A.M. (New York City time) on the second Business Day preceding the Settlement Date with respect to such Called Principal, on the display designated as "Page 500" on the Telerate Access Service (or such other display as may replace Page 500 on Telerate Access Service) for actively traded U.S. Treasury securities having a maturity equal to the Remaining Average Life of such Called Principal as of such Settlement Date, or (ii) if such yields are not reported as of such time or the yields reported as of such time are not ascertainable, the Treasury Constant Maturity Series Yields reported, for the latest day for which such yields have been so reported as of the second Business Day preceding the Settlement Date with respect to such Called Principal, in Federal Reserve Statistical Release H.15 (519) (or any comparable successor publication) for actively traded U.S. Treasury securities having a constant maturity equal to the Remaining Average Life of such Called Principal as of such Settlement Date. Such implied yield in the case of clauses
      (i) and (ii) above will be determined, if necessary, by
      (a) converting U.S. Treasury bill quotations to bond-equivalent yields in accordance with accepted financial practice and (b) interpolating linearly between (1) the actively traded U.S. Treasury security with the maturity closest to and greater than the Remaining Average Life and (2) the actively traded U.S. Treasury security with the maturity closest to and less than the Remaining Average Life.

            "Remaining Average Life" means, with respect to any Called Principal, the number of years (calculated to the nearest one-twelfth year) obtained by dividing (i) such Called Principal into (ii) the sum of the products obtained by multiplying (a) the principal component of each Remaining Scheduled Payment with respect to such Called Principal by (b) the number of years (calculated to the nearest one-twelfth year) that will elapse between the Settlement Date with respect to such Called Principal and the scheduled due date of such Remaining Scheduled Payment.

            "Remaining Scheduled Payments" means, with respect to the Called Principal of any Note, all payments of such Called Principal and interest thereon that would be due after the Settlement Date with respect to such Called Principal if no payment of such Called Principal were made prior to its scheduled due date, provided that if such Settlement Date is not a date on which interest payments are due to be made under the terms of the Notes, then the amount of the next succeeding scheduled interest payment will be reduced by the amount of interest accrued to such Settlement Date and required to be paid on such Settlement Date pursuant to Section 8.2 or 12.1.

            "Settlement Date" means, with respect to the Called
      Principal of any Note, the date on which such Called Principal is to be prepaid pursuant to Section 8.2 or has become or is declared to be immediately due and payable pursuant to
      Section 12.1, as the context requires.

9.    AFFIRMATIVE COVENANTS.

            The Company covenants that so long as any of the Notes are outstanding:

9.1.  Compliance with Law.

            The Company will and will cause each of its Subsidiaries to comply with all laws, ordinances or governmental rules or regulations to which each of them is subject, including, without limitation, Environmental Laws, and will obtain and maintain in effect all licenses, certificates, permits, franchises and other governmental authorizations necessary to the ownership of their respective properties or to the conduct of their respective businesses, in each case to the extent necessary to ensure that non-compliance with such laws, ordinances or governmental rules or regulations or failures to obtain or maintain in effect such licenses, certificates, permits, franchises and other governmental authorizations would not reasonably be expected, individually or in the aggregate, to have a materially adverse effect on the business, operations, affairs, financial condition, properties or assets of the Company and its Subsidiaries taken as a whole.

9.2.  Insurance.

            The Company will and will cause each of its Subsidiaries to maintain, with financially sound and reputable insurers, insurance with respect to their respective properties and businesses against such casualties and contingencies, of such types, on such terms and in such amounts (including deductibles, co-insurance and self-insurance, if adequate reserves are maintained with respect thereto) as is customary in the case of entities of established reputations engaged in the same or a similar business and similarly situated.

9.3.  Maintenance of Properties.

            The Company will and will cause each of its Subsidiaries to maintain and keep, or cause to be maintained and kept, their respective properties in good repair, working order and condition (other than ordinary wear and tear), so that the business carried on in connection therewith may be properly conducted at all times, provided that this Section shall not prevent the Company or any Subsidiary from discontinuing the operation and the maintenance of any of its properties if such discontinuance is desirable in the conduct of its business and the Company has concluded that such discontinuance would not, individually or in the aggregate, have a materially adverse effect on the business, operations, affairs, financial condition, properties or assets of the Company and its Subsidiaries taken as a whole.

9.4.  Payment of Taxes.

            The Company will and will cause each of its Subsidiaries to file all income tax or similar tax returns required to be filed in any jurisdiction and to pay and discharge all taxes shown to be due and payable on such returns and all other taxes, assessments, governmental charges, or levies payable by any of them, to the extent such taxes and assessments have become due and payable and before they have become delinquent, provided that neither the Company nor any Subsidiary need pay any such tax or assessment if
(i) the amount, applicability or validity thereof is contested by the Company or such Subsidiary on a timely basis in good faith and in appropriate proceedings, and the Company or a Subsidiary has established adequate reserves therefor in accordance with GAAP on the books of the Company or such Subsidiary or (ii) the nonpayment of all such taxes and assessments in the aggregate would not reasonably be expected to have a materially adverse effect on the business, operations, affairs, financial condition, properties or assets of the Company and its Subsidiaries taken as a whole.

9.5.  Corporate Existence, etc.

            Subject to Section 10.2, the Company will at all times preserve and keep in full force and effect its corporate existence. Subject to Sections 10.2 and 10.5, the Company will at all times preserve and keep in full force and effect the corporate existence of each of its Subsidiaries (unless merged into the Company or a Subsidiary) and all rights and franchises of the Company and its Subsidiaries unless, in the good faith judgment of the Company, the termination of or failure to preserve and keep in full force and effect such corporate existence, right or franchise would not, individually or in the aggregate, have a materially adverse effect on the business, operations, affairs, financial condition, properties or assets of the Company and its Subsidiaries taken as a whole.

10.   NEGATIVE COVENANTS.

            The Company covenants that so long as any of the Notes are outstanding:

10.1.       Transactions with Affiliates.

            The Company will not and will not permit any Subsidiary to enter into directly or indirectly any Material transaction or Material group of related transactions (including without limitation the purchase, lease, sale or exchange of properties of any kind or the rendering of any service) with any Affiliate (other than the Company or another Subsidiary), except pursuant to the reasonable requirements of the Company's or such Subsidiary's business and upon fair and reasonable terms no less favorable to the Company or such Subsidiary than would be obtainable in a comparable arm's-length transaction with a Person not an Affiliate.

10.2.       Merger, Consolidation, etc.

            The Company shall not consolidate with or merge with any other corporation or convey, transfer or lease substantially all of its assets in a single transaction or series of transactions to any Person unless:

            (a) the successor formed by such consolidation or the survivor of such merger or the Person that acquires by conveyance, transfer or lease substantially all of the assets of the Company as an entirety, as the case may be, shall be a solvent corporation organized and existing under the laws of the United States or any State thereof (including the District of Columbia), and, if the Company is not such corporation, such corporation shall have executed and delivered to each holder of any Notes its assumption of the due and punctual performance and observance of each covenant and condition of this Agreement, the Other Agreements and the Notes; and

            (b) immediately after giving effect to such transaction, no Default or Event of Default shall have occurred and be continuing.

No such conveyance, transfer or lease of substantially all of the assets of the Company shall have the effect of releasing the Company or any successor corporation that shall theretofore have become such in the manner prescribed in this Section 10.2 from its liability under this Agreement or the Notes.

10.3.       Liens.

            The Company will not, and will not permit any Material Subsidiary to, directly or indirectly create, incur, assume or suffer to exist any Lien upon or with respect to any of its property or assets, whether now owned or hereafter acquired, to secure Indebtedness, without making effective provision whereby the Notes shall be secured equally and ratably with any and all other Indebtedness to be secured by such Lien, for so long as any such other Indebtedness shall be so secured, such security to be pursuant to an agreement reasonably satisfactory to the Required Holders, excluding from the operation of this Section:

            (a)   Liens existing on the date hereof securing
      Indebtedness of the Company or any Material Subsidiary outstanding on the date hereof, as specified in Part II of
      Schedule 5.15;

            (b) any Lien on property of the Company or any Material Subsidiary securing Indebtedness incurred in connection with the financing of all or a part of the purchase price thereof, provided that (i) each such Lien shall extend solely to the item or items of property so acquired and any other property which is an improvement to such acquired property and (ii) each such Lien shall be created contemporaneously with, or within six months after, such acquisition;

            (c) any Lien existing on property acquired by the Company or any Material Subsidiary at the time such property is so acquired, provided that (i) no such Lien shall have been created or assumed in contemplation of such acquisition of property and (ii) each such Lien shall extend solely to the item or items of property so acquired and any other property which is an improvement to such acquired property;

            (d) any Lien existing on property of a Person existing at the time such Person shall have become a Material Subsidiary (whether by merger, consolidation or otherwise) which secures Indebtedness existing at such time, provided that (i) no such Lien shall have been created or assumed in contemplation of such Person's becoming a Material Subsidiary and (ii) each such Lien shall extend solely to the item or items of property covered by such Lien at such time and any other property which is an improvement to such property;

            (e) any Lien in favor of the United States of America arising as a result of amounts paid to the Company or any Material Subsidiary as progress payments under contracts between the United States of America or any agency thereof and the Company or such Material Subsidiary;

            (f) any Lien on accounts receivable of the Company or any Material Subsidiary securing Indebtedness incurred in connection with the financing of such accounts receivable, provided that (subject to the last paragraph of this Section 10.3), immediately after giving effect thereto, the aggregate amount of outstanding Indebtedness incurred in connection with all such secured financings shall not exceed the greater of
      (i) $250,000,000 and (ii) 10% of the aggregate amount of accounts receivable of the Company and the Material Subsidiaries as at the time of the creation of such Lien;

            (g) any Lien renewing, extending or replacing any Lien permitted under clauses (a) through (e) above, provided that
      (i) the principal amount of Indebtedness secured by such Lien immediately prior to such renewal, extension or replacement is not increased and (ii) such Lien shall extend solely to the item or items of property covered by such Lien at the time of such renewal, extension or replacement and any other property which is an improvement to such property;

            (h)   Liens on property or assets of any Material
      Subsidiary securing Indebtedness owing by such Material
      Subsidiary to the Company or any Wholly-Owned Subsidiary; and

            (i) Liens, in addition to those permitted by clauses (a) through (h) above, securing Indebtedness of the Company or any Material Subsidiary, provided that, immediately after giving effect thereto, the aggregate amount (without duplication) of all outstanding Indebtedness secured by Liens permitted under this clause (i), plus the aggregate amount of all outstanding Indebtedness permitted under clause (d) of Section 10.4, does not exceed 10% of Consolidated Total Assets.

            There shall be excluded from any computation pursuant to the proviso to the foregoing clause (f) any Indebtedness to the extent that such Indebtedness would result in the aggregate amount of outstanding Indebtedness incurred in connection with all financings described in said clause exceeding the greater of (i) $250,000,000 and (ii) 10% of the aggregate amount of accounts receivable of the Company and the Material Subsidiaries as at the date of computation if and to the extent that the Company shall have offered to prepay Specified Indebtedness in an aggregate amount (the "Excess Amount") equal to such excess amount, the portion of the Excess Amount to be so offered to be prepaid with respect to each item of Specified Indebtedness to be equal to an amount which bears the same relationship to the Excess Amount as the aggregate outstanding principal amount of such item of Specified Indebtedness bears to the then aggregate outstanding principal amount of all Specified Indebtedness. In connection with any such prepayment, the Company shall offer to prepay Notes in accordance with Section 8.3 in an amount (the "Note Portion") equal to the portion of such Excess Amount allocable to the Notes in accordance with the immediately preceding sentence.

10.4.       Subsidiary Indebtedness.

            The Company will not permit any Material Subsidiary to create, incur, assume or suffer to exist any Indebtedness except:

            (a) Indebtedness incurred in connection with any Lien permitted under clauses (a) through (c) and (e) through (h) of
      Section 10.3;

            (b)   Indebtedness owing to the Company or any Wholly-
      Owned Subsidiary;

            (c) Indebtedness outstanding at the time any Person shall have become a Material Subsidiary (whether by merger, consolidation or otherwise), provided that (i) no such Indebtedness shall have been incurred in contemplation of such Person's becoming a Material Subsidiary and (ii) immediately after such Person shall have become a Material Subsidiary, no Default or Event of Default shall have occurred and be continuing; and

            (d) additional Indebtedness not otherwise permitted by the foregoing clauses (a) through (c), provided that, immediately after giving effect thereto, the aggregate amount (without duplication) of all outstanding Indebtedness permitted under this clause (d), plus the aggregate amount of all outstanding Indebtedness secured by Liens permitted under clause (i) of Section 10.3, does not exceed 10% of Consolidated Total Assets.

10.5.       Disposition of Assets.

            The Company will not, and will not permit any Material Subsidiary to (whether by a single transaction or a number of related or unrelated transactions and whether at one time or over a period of time), sell, transfer, lease out or otherwise dispose of (whether outright, by a sale-and-repurchase or sale-and-leaseback arrangement, or otherwise and whether to the Company, any of its Subsidiaries or any other Person) (a "Disposal") all of its assets or any part of its assets, except:

            (a) Disposals of assets in the ordinary course of business;

            (b) Disposals of assets acquired in connection with an acquisition of a business if (x) such Disposals occur within twelve months after the date of such acquisition or (y) the Company or such Material Subsidiary enters into a binding agreement with any Person within twelve months after the date of such acquisition pursuant to which the Company or such Material Subsidiary is obligated to dispose of such assets to such Person and such Disposals occur within twelve months after the date such agreement is entered into; provided, however, that, in each case, if such Disposals cannot reasonably be consummated within such twelve-month period as a result of (i) the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act or any similar statute or regulation not having expired or (ii) the Company's actively contesting in good faith by appropriate means any judicial or administrative action, suit, proceeding, judgment, injunction, order or decree seeking to prohibit such Disposals, such twelve-month period shall be extended for a period equal to an additional two years;

            (c) Disposals of assets by the Company or any Material Subsidiary to the Company or any Wholly-Owned Subsidiary;

            (d) Disposals on normal commercial terms of assets that are obsolete or no longer useful in the business of the Company or such Material Subsidiary, as the case may be; and

            (e) any Disposal of assets not otherwise permitted by clauses (a) through (d) above if, after giving effect thereto, no Default or Event of Default has occurred and is continuing and both

                  (i) the aggregate Contribution to Consolidated Cash Flow of all assets disposed of by the Company or any Material Subsidiary under this clause (e) after the date hereof and during the period of twelve consecutive months ending on the date of such Disposal shall not exceed 20% of Consolidated Cash Flow for the period of four fiscal quarters ending on, or most recently ended prior to, the date of such Disposal; provided that Disposals of assets, the aggregate Contribution to Consolidated Cash Flow of which so exceeds 20% of Consolidated Cash Flow, may be made if the net proceeds in excess of such 20% are either
            (x) reinvested in non-current assets of the Company and the Material Subsidiaries within twelve months after the date of such Disposals or, in the case of non-cash net proceeds, retained in the business of the Company and the Material Subsidiaries, provided that upon any Disposal of such non-cash net proceeds for cash, such cash proceeds are reinvested in non-current assets of the Company and the Material Subsidiaries within twelve months after the date of such Disposal or (y) applied to the prepayment of Specified Indebtedness, the selection of which Specified Indebtedness is to be prepaid to be in the sole discretion of the Company, and

                  (ii) the aggregate Contribution to Consolidated Cash Flow of all assets disposed of by the Company or any Material Subsidiary under this clause (e) after the date hereof and during the period of thirty-six consecutive months ending on the date of such Disposal shall not exceed 40% of Consolidated Cash Flow for the period of the four fiscal quarters ending on, or most recently ended prior to, the date of such Disposal; provided that Disposals of assets, the aggregate Contribution to Consolidated Cash Flow of which so exceeds 40% of Consolidated Cash Flow, may be made if the net proceeds in excess of such 40% are either (x) reinvested in non-current assets of the Company and the Material
            Subsidiaries within twelve months after the date of such Disposals or, in the case of non-cash net proceeds, retained in the business of the Company and the Material Subsidiaries, provided that upon any Disposal of such non-cash net proceeds for cash, such cash proceeds are reinvested in non-current assets of the Company and the Material Subsidiaries within twelve months after the date of such Disposal or (y) applied to the prepayment of Specified Indebtedness, the selection of which Specified Indebtedness is to be prepaid to be in the sole discretion of the Company.

10.6.       Maintenance of Financial Conditions.

            The Company will not on any date permit:

            (a) Consolidated Cash Flow for the period of the four fiscal quarters ending on, or most recently ended prior to, such date to be less than 300% of Pro Forma Annual
      Consolidated Interest Expense as of such date;

            (b) Consolidated Total Indebtedness as of such date to exceed 400% of Consolidated Cash Flow for the four fiscal quarters ending on, or most recently ended prior to, such date.

11.   EVENTS OF DEFAULT.

            An "Event of Default" shall exist if any of the following conditions or events shall occur and be continuing:

            (a) the Company defaults in the payment of any principal or Make-Whole Amount, if any, on any Note when the same becomes due and payable, whether at maturity or at a date fixed for prepayment or by declaration or otherwise; or

            (b) the Company defaults in the payment of any interest on any Note for more than five Business Days after the same becomes due and payable; or

            (c) the Company defaults in the performance of or compliance with any term contained in Sections 10.2 through 10.6; or

            (d) the Company defaults in the performance of or compliance with any term contained herein (other than those referred to in paragraphs (a), (b) and (c) of this Section 11) and such default is not remedied within 30 days after the earlier of (i) a Responsible Officer obtaining actual knowledge of such default and (ii) the Company receiving written notice of such default from any holder or holders of at least 10% in aggregate principal amount of the Notes at the time outstanding (any such written notice to be identified as a "notice of default" and to refer specifically to this paragraph (d) of Section 11); or

            (e) any representation or warranty made in writing by or on behalf of the Company or by any officer of the Company in this Agreement or in any writing furnished in connection with the transactions contemplated hereby proves to have been false or incorrect in any material respect on the date as of which made; or

            (f) (i) the Company or any Material Subsidiary is in default (as principal or as guarantor or other surety) in the payment of any principal of or premium or make-whole amount or interest on any Indebtedness that is outstanding in an aggregate principal amount of at least $50,000,000 beyond any period of grace provided with respect thereto, or (ii) the Company or any Material Subsidiary is in default in the performance of or compliance with any term of any evidence of any Indebtedness in an aggregate outstanding principal amount of at least $50,000,000 or of any mortgage, indenture or other agreement relating thereto or any other condition exists, and as a consequence of such default or condition such Indebtedness has become, or has been declared, due and payable before its stated maturity or before its regularly scheduled dates of payment; or

            (g) the Company or any Material Subsidiary (i) is generally not paying, or admits in writing its inability to pay, its debts as they become due, (ii) files, or consents by answer or otherwise to the filing against it of, a petition for relief or reorganization or arrangement or any other petition in bankruptcy, for liquidation or to take advantage of any bankruptcy, insolvency, reorganization, moratorium or other similar law of any jurisdiction, (iii) makes a general assignment for the benefit of its creditors, (iv) consents to the appointment of a custodian, receiver, trustee or other officer with similar powers with respect to it or with respect to any substantial part of its property, (v) is adjudicated as insolvent or to be liquidated, or (vi) takes corporate action for the purpose of any of the foregoing; or

            (h) a court or governmental authority of competent jurisdiction enters an order appointing, without consent by the Company or any of its Material Subsidiaries, a custodian, receiver, trustee or other officer with similar powers with respect to it or with respect to any substantial part of its property, or constituting an order for relief or approving a petition for relief or reorganization or any other petition in bankruptcy or for liquidation or to take advantage of any bankruptcy or insolvency law of any jurisdiction, or ordering the dissolution, winding-up or liquidation of the Company or any of its Material Subsidiaries, or any such petition shall be filed against the Company or any of its Material Subsidiaries and such petition shall not be dismissed within 60 days; or

            (i) a final judgment or judgments for the payment of money aggregating in excess of $25,000,000 are rendered against one or more of the Company and its Material Subsidiaries and which judgments are not, within 60 days after entry thereof, bonded, discharged or stayed pending appeal, or are not discharged within 60 days after the expiration of such stay; or

            (j) if (i) any Plan shall fail to satisfy the minimum funding standards of ERISA or the Code for any plan year or part thereof or a waiver of such standards or extension of any amortization period is sought or granted under Section 412 of the Code, (ii) a notice of intent to terminate any Plan shall have been or is reasonably expected to be filed with the PBGC or the PBGC shall have instituted proceedings under Section 4042 of ERISA to terminate or appoint a trustee to administer any Plan or the PBGC shall have notified the Company or any ERISA Affiliate that a Plan may become a subject of any such proceedings, (iii) the aggregate "amount of unfunded benefit liabilities" (within the meaning of Section 4001(a)(18) of ERISA) under all Plans, determined in accordance with Title IV of ERISA, shall exceed $25,000,000, (iv) the Company or any ERISA Affiliate shall have incurred or is reasonably expected to incur any liability pursuant to Title I or IV of ERISA or the penalty or excise tax provisions of the Code relating to employee benefit plans, (v) the Company or any ERISA Affiliate withdraws from any Multiemployer Plan, or (vi) the Company or any Material Subsidiary establishes or amends any employee welfare benefit plan that provides post-employment welfare benefits in a manner that would increase the liability of the

      Company or any Material Subsidiary thereunder; and any such event or events described in clauses (i) through (vi) above, either individually or together with any other such event or events, would reasonably be expected to have a Material Adverse Effect.

As used in Section 11(j), the terms "employee benefit plan" and "employee welfare benefit plan" shall have the respective meanings assigned to such terms in Section 3 of ERISA.

12.   REMEDIES ON DEFAULT, ETC.

12.1.       Acceleration.

            (a) If an Event of Default with respect to the Company described in paragraph (g) or (h) of Section 11 (other than an Event of Default described in clause (i) of paragraph (g) or described in clause (vi) of paragraph (g) by virtue of the fact that such clause encompasses clause (i) of paragraph (g)) has occurred, all the Notes then outstanding shall automatically become immediately due and payable.

            (b) If any other Event of Default has occurred and is continuing, the Required Holders may at any time at its or their option, by notice or notices to the Company, declare all the Notes then outstanding to be immediately due and payable.

            (c) If any Event of Default described in paragraph (a) or (b) of Section 11 has occurred and is continuing, any holder or holders of Notes at the time outstanding affected by such Event of Default may at any time, at its or their option, by notice or notices to the Company, declare all the Notes held by it or them to be immediately due and payable.

            Upon any Notes becoming due and payable under this
Section 12.1, whether automatically or by declaration, such Notes will forthwith mature and the entire unpaid principal amount of such Notes, plus (x) all accrued and unpaid interest thereon and
(y) in the case of any Event of Default described in clause (b) or
(c) of this Section 12.1, the Make-Whole Amount determined in respect of such principal amount (to the full extent permitted by applicable law), shall all be immediately due and payable, in each and every case without presentment, demand, protest or further notice, all of which are hereby waived. The Company acknowledges, and the parties hereto agree, that each holder of a Note has the right to maintain its investment in the Notes free from repayment by the Company (except as herein specifically provided for) and that the provision for payment of a Make-Whole Amount by the Company in the event that the Notes are prepaid or are accelerated as a result of an Event of Default, is intended to provide compensation for the deprivation of such right under such circumstances.

12.2.       Other Remedies.

            If any Default or Event of Default has occurred and is continuing, and irrespective of whether any Notes have become or have been declared immediately due and payable under Section 12.1, the holder of any Note at the time outstanding may proceed to protect and enforce the rights of such holder by an action at law, suit in equity or other appropriate proceeding, whether for the specific performance of any agreement contained herein or in any Note, or for an injunction against a violation of any of the terms hereof or thereof, or in aid of the exercise of any power granted hereby or thereby or by law or otherwise.

12.3.       Rescission.

            At any time after any Notes have been declared due and payable pursuant to clause (b) or (c) of Section 12.1, the holder or holders of not less than 66 2/3% in aggregate principal amount of the Notes then outstanding, by written notice to the Company, may rescind and annul any such declaration and its consequences if
(a) the Company has paid all overdue interest on the Notes, all principal of and Make-Whole Amount, if any, on any Notes that are due and payable and are unpaid other than by reason of such declaration, and all interest on such overdue principal and Make-Whole Amount, if any, and (to the extent permitted by applicable law) any overdue interest in respect of the Notes, at the Default Rate, (b) all Events of Default and Defaults, other than non-payment of amounts that have become due solely by reason of such declaration, have been cured or have been waived pursuant to
Section 17, and (c) no judgment or decree has been entered for the payment of any monies due pursuant hereto or to the Notes. No rescission and annulment under this Section 12.3 will extend to or affect any subsequent Event of Default or Default or impair any right consequent thereon.

12.4.       No Waivers or Election of Remedies, Expenses, etc.

            No course of dealing and no delay on the part of any holder of any Note in exercising any right, power or remedy shall operate as a waiver thereof or otherwise prejudice such holder's rights, powers or remedies. No right, power or remedy conferred by this Agreement or by any Note upon any holder thereof shall be exclusive of any other right, power or remedy referred to herein or therein or now or hereafter available at law, in equity, by statute or otherwise. Without limiting the obligations of the Company under Section 15, the Company will pay to the holder of each Note on demand such further amount as shall be sufficient to cover all costs and expenses of such holder incurred in any enforcement or collection under this Section 12, including, without limitation, reasonable attorneys' fees, expenses and disbursements.

13.   REGISTRATION; EXCHANGE; SUBSTITUTION OF NOTES.

13.1.       Registration of Notes.

            The Company shall keep at its principal executive office a register for the registration and registration of transfers of Notes. The name and address of each holder of one or more Notes, each transfer thereof and the name and address of each transferee of one or more Notes shall be registered in such register. Prior to due presentment for registration of transfer, the Person in whose name any Note shall be registered shall be deemed and treated as the owner and holder thereof for all purposes hereof, and the Company shall not be affected by any notice or knowledge to the contrary. The Company shall give to any holder of a Note that is an Institutional Investor promptly upon request therefor, a complete and correct copy of the names and addresses of all registered holders of Notes.

13.2.       Transfer and Exchange of Notes.

            Upon surrender of any Note at the principal executive office of the Company for registration of transfer or exchange (and in the case of a surrender for registration of transfer, duly endorsed or accompanied by a written instrument of transfer duly executed by the registered holder of such Note or his attorney duly authorized in writing and accompanied by the address for notices of each transferee of such Note or part thereof), the Company shall execute and deliver, at the Company's expense (except as provided below), one or more new Notes (as requested by the holder thereof) in exchange therefor, in an aggregate principal amount equal to the unpaid principal amount of the surrendered Note. Each such new Note shall be payable to such Person as such holder may request and shall be substantially in the form of Exhibit 1. Each such new Note shall be dated and bear interest from the date to which interest shall have been paid on the surrendered Note or dated the date of the surrendered Note if no interest shall have been paid thereon. The Company may require payment of a sum sufficient to cover any stamp tax or governmental charge imposed in respect of any such transfer of Notes. Notes shall not be transferred in denominations of less than $500,000, provided that if necessary to enable the registration of transfer by a holder of its entire holding of Notes, one Note may be in a denomination of less than $500,000. Any transferee, by its acceptance of a Note registered in its name (or the name of its nominee), shall be deemed to have made the representation set forth in Section 6.2.

13.3.       Replacement of Notes.

            Upon receipt by the Company of evidence reasonably satisfactory to it of the ownership of and the loss, theft, destruction or mutilation of any Note (which evidence shall be, in the case of an Institutional Investor, notice from such Institutional Investor of such ownership and such loss, theft, destruction or mutilation), and

            (a) in the case of loss, theft or destruction, of indemnity reasonably satisfactory to it (provided that if the holder of such Note is, or is a nominee for, an original Purchaser or another holder of a Note with a minimum net worth of at least $10,000,000, such Person's own unsecured agreement of indemnity shall be deemed to be satisfactory), or

            (b) in the case of mutilation, upon surrender and cancellation thereof,

the Company at its own expense shall execute and deliver, in lieu thereof, a new Note, dated and bearing interest from the date to which interest shall have been paid on such lost, stolen, destroyed or mutilated Note or dated the date of such lost, stolen, destroyed or mutilated Note if no interest shall have been paid thereon.

14.   PAYMENTS ON NOTES.

14.1.       Place of Payment.

            Subject to Section 14.2, payments of principal, Make-Whole Amount, if any, and interest becoming due and payable on the Notes shall be made in New York, New York at the principal office of Mellon Bank, N.A. in such jurisdiction. The Company may at any time, by notice to each holder of a Note, change the place of payment of the Notes so long as such place of payment shall be either the principal office of the Company in such jurisdiction or the principal office of a bank or trust company in such jurisdiction.

14.2.       Home Office Payment.

            So long as you or your nominee shall be the holder of any Note, and notwithstanding anything contained in Section 14.1 or in such Note to the contrary, the Company will pay all sums becoming due on such Note for principal, Make-Whole Amount, if any, and interest by the method and at the address specified for such purpose below your name in Schedule A, or by such other method or at such other address as you shall have from time to time specified to the Company in writing for such purpose, without the presentation or surrender of such Note or the making of any notation thereon, except that upon written request of the Company made concurrently with or reasonably promptly after payment or prepayment in full of any Note, you shall surrender such Note for cancellation, reasonably promptly after any such request, to the Company at its principal executive office or at the place of payment most recently designated by the Company pursuant to Section
14.1. Prior to any sale or other disposition of any Note held by you or your nominee you will, at your election, either endorse thereon the amount of principal paid thereon and the last date to which interest has been paid thereon or surrender such Note to the Company in exchange for a new Note or Notes pursuant to Section
13.2. The Company will afford the benefits of this Section 14.2 to any Institutional Investor that is the direct or indirect transferee of any Note purchased by you under this Agreement and that has made the same agreement relating to such Note as you have made in this Section 14.2.

15.   EXPENSES, ETC.

15.1.       Transaction Expenses.

            Whether or not the transactions contemplated hereby are consummated, the Company will pay all costs and expenses (including reasonable attorneys' fees of a special counsel and, if reasonably required, local or other counsel) incurred by you and each Other Purchaser or holder of a Note in connection with such transactions and in connection with any amendments, waivers or consents under or in respect of this Agreement or the Notes (whether or not such amendment, waiver or consent becomes effective), including, without limitation: (a) the costs and expenses incurred in enforcing or defending (or determining whether or how to enforce or defend) any rights under this Agreement or the Notes or in responding to any subpoena or other legal process or informal investigative demand issued in connection with this Agreement or the Notes, or by reason of being a holder of any Note, and (b) the costs and expenses, including financial advisors' fees, incurred in connection with the insolvency or bankruptcy of the Company or any Subsidiary or in connection with any work-out or restructuring of the transactions contemplated hereby and by the Notes. The Company will pay, and will save you and each other holder of a Note harmless from, all claims in respect of any fees, costs or expenses if any, of brokers and finders (other than those retained by you).

15.2.       Survival.

            The obligations of the Company under this Section 15 will survive the payment or transfer of any Note, the enforcement, amendment or waiver of any provision of this Agreement or the Notes, and the termination of this Agreement.

16.   SURVIVAL OF REPRESENTATIONS AND WARRANTIES; ENTIRE
      AGREEMENT.

            All representations and warranties contained herein shall survive the execution and delivery of this Agreement and the Notes, the purchase or transfer by you of any Note or portion thereof or interest therein and the payment of any Note, and may be relied upon by any subsequent holder of a Note, regardless of any investigation made at any time by or on behalf of you or any other holder of a Note. All statements contained in any certificate or other instrument delivered by or on behalf of the Company pursuant to this Agreement shall be deemed representations and warranties of the Company under this Agreement. Subject to the preceding sentence, this Agreement and the Notes embody the entire agreement and understanding between you and the Company and supersede all prior agreements and understandings relating to the subject matter hereof.

17.   AMENDMENT AND WAIVER.

17.1.       Requirements.

            This Agreement and the Notes may be amended, and the observance of any term hereof or of the Notes may be waived (either retroactively or prospectively), with (and only with) the written consent of the Company and the Required Holders, except that (a) no amendment or waiver of any of the provisions of Section 1, 2, 3, 4, 5, 6 or 21 hereof, or any defined term (as it is used therein), will be effective as to you unless consented to by you in writing, and (b) no such amendment or waiver may, without the written consent of the holder of each Note at the time outstanding affected thereby, (i) subject to the provisions of Section 12 relating to acceleration or rescission, change the amount or time of any prepayment or payment of principal of, or reduce the rate or change the time of payment or method of computation of interest or of the Make-Whole Amount on, the Notes, (ii) change the percentage of the principal amount of the Notes the holders of which are required to consent to any such amendment or waiver, or (iii) amend any of
Section 8, 11(a), 11(b), 12, 17 or 20.

17.2.       Solicitation of Holders of Notes.

            (a) Solicitation. The Company will provide each holder of the Notes (irrespective of the amount of Notes then owned by it) with sufficient information, sufficiently far in advance of the date a decision is required, to enable such holder to make an informed and considered decision with respect to any proposed amendment, waiver or consent in respect of any of the provisions hereof or of the Notes. The Company will deliver executed or true and correct copies of each amendment, waiver or consent effected pursuant to the provisions of this Section 17 to each holder of outstanding Notes promptly following the date on which it is executed and delivered by, or receives the consent or approval of, the requisite holders of Notes.

            (b) Payment. The Company will not directly or indirectly pay or cause to be paid any remuneration, whether by way of supplemental or additional interest, fee or otherwise, or grant any security, to any holder of Notes as consideration for or as an inducement to the entering into by any holder of Notes or any waiver or amendment of any of the terms and provisions hereof unless such remuneration is concurrently paid, or security is concurrently granted, on the same terms, ratably to each holder of Notes then outstanding even if such holder did not consent to such waiver or amendment.

17.3.       Binding Effect, etc.

            Any amendment or waiver consented to as provided in this
Section 17 applies equally to all holders of Notes and is binding upon them and upon each future holder of any Note and upon the Company without regard to whether such Note has been marked to indicate such amendment or waiver. No such amendment or waiver will extend to or affect any obligation, covenant, agreement, Default or Event of Default not expressly amended or waived or impair any right consequent thereon. No course of dealing between the Company and the holder of any Note nor any delay in exercising any rights hereunder or under any Note shall operate as a waiver of any rights of any holder of such Note. As used herein, the term "this Agreement" and references thereto shall mean this Agreement as it may from time to time be amended or supplemented.

17.4.       Notes held by Company, etc.

            Solely for the purpose of determining whether the holders of the requisite percentage of the aggregate principal amount of Notes then outstanding approved or consented to any amendment, waiver or consent to be given under this Agreement or the Notes, or have directed the taking of any action provided herein or in the Notes to be taken upon the direction of the holders of a specified percentage of the aggregate principal amount of Notes then outstanding, Notes directly or indirectly owned by the Company or any of its Affiliates shall be deemed not to be outstanding.

18.   NOTICES.

            All notices and communications provided for hereunder shall be in writing and sent (a) by telecopy if the sender on the same day sends a confirming copy of such notice by a recognized overnight delivery service (charges prepaid), or (b) by registered or certified mail with return receipt requested (postage prepaid), or (c) by a recognized overnight delivery service (with charges prepaid); provided, however, that all notices to be given by the Company under Section 8.3 shall be in writing and sent in the manner specified in clause (a) above. Any such notice must be sent:

            (i) if to you or your nominee, to you or it at the address specified for such communications in Schedule A, or at such other address as you or it shall have specified to the Company in writing,

            (ii) if to any other holder of any Note, to such holder at such address as such other holder shall have specified to the Company in writing, or

            (iii) if to the Company, to the Company at its address set forth at the beginning hereof to the separate attention of the Treasurer and General Counsel, or at such other address as the Company shall have specified to the holder of each Note in writing.

Notices under this Section 18 will be deemed given only when actually received.

19.   REPRODUCTION OF DOCUMENTS.

            This Agreement and all documents relating thereto, including, without limitation, (a) consents, waivers and modifications that may hereafter be executed, (b) documents received by you at the Closing (except the Notes themselves), and
(c) financial statements, certificates and other information previously or hereafter furnished to you, may be reproduced by you by any photographic, photostatic, microfilm, microcard, miniature photographic or other similar process and you may destroy any original document so reproduced. The Company agrees and stipulates that, to the extent permitted by applicable law, any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding (whether or not the original is in existence and whether or not such reproduction was made by you in the regular course of business) and any enlargement, facsimile or further reproduction of such reproduction shall likewise be admissible in evidence. This Section 19 shall not prohibit the Company or any other holder of Notes from contesting any such reproduction to the same extent that it could contest the original, or from introducing evidence to demonstrate the inaccuracy of any such reproduction.

20.   CONFIDENTIAL INFORMATION.

            For the purposes of this Section 20, "Confidential Information" means information delivered to you by or on behalf of the Company or any Subsidiary in connection with the transactions contemplated by or otherwise pursuant to this Agreement that is proprietary in nature and that was clearly marked or labeled or otherwise adequately identified when received by you as being confidential information of the Company or such Subsidiary, provided that such term does not include information that (a) was publicly known or otherwise known to you prior to the time of such disclosure, (b) subsequently becomes publicly known through no act or omission by you or any person acting on your behalf,
(c) otherwise becomes known to you other than through disclosure by the Company or any Subsidiary or (d) constitutes financial statements delivered to you under Section 7.1 that are otherwise publicly available. You will maintain the confidentiality of such Confidential Information in accordance with procedures adopted by you in good faith to protect confidential information of third parties delivered to you, provided that you may deliver or disclose Confidential Information to (i) your directors, officers, employees, agents, attorneys and affiliates, (to the extent such disclosure reasonably relates to the administration of the investment represented by your Notes), (ii) your financial advisors and other professional advisors who agree to hold confidential the Confidential Information substantially in accordance with the terms of this Section 20, (iii) any other holder of any Note, (iv) any Institutional Investor to which you sell or offer to sell such Note or any part thereof or any participation therein (if such Person has agreed in writing prior to its receipt of such Confidential Information to be bound by the provisions of this Section 20),
(v) any Person from which you offer to purchase any security of the Company (if such Person has agreed in writing prior to its receipt of such Confidential Information to be bound by the provisions of this Section 20), (vi) any federal or state regulatory authority having jurisdiction over you, (vii) the National Association of Insurance Commissioners or any similar organization, or any nationally recognized rating agency that requires access to information about your investment portfolio, or (viii) any other Person to which such delivery or disclosure may be necessary or appropriate (w) to effect compliance with any law, rule, regulation or order applicable to you, (x) in response to any subpoena or other legal process, (y) in connection with any litigation to which you are a party or (z) if an Event of Default has occurred and is continuing, to the extent you may reasonably determine such delivery and disclosure to be necessary or appropriate in the enforcement or for the protection of the rights and remedies under your Notes and this Agreement. Each holder of a Note, by its acceptance of a Note, will be deemed to have agreed to be bound by and to be entitled to the benefits of this Section 20 as though it were a party to this Agreement. On reasonable request by the Company in connection with the delivery to any holder of a Note of information required to be delivered to such holder under this Agreement or requested by such holder (other than a holder that is a party to this Agreement or its nominee), such holder will enter into an agreement with the Company embodying the provisions of this
Section 20.

21.   SUBSTITUTION OF PURCHASER.

            You shall have the right to substitute any one of your Affiliates as the purchaser of the Notes that you have agreed to purchase hereunder, by written notice to the Company, which notice shall be signed by both you and such Affiliate, shall contain such Affiliate's agreement to be bound by this Agreement and shall contain a confirmation by such Affiliate of the accuracy with respect to it of the representations set forth in Section 6. Upon receipt of such notice, wherever the word "you" is used in this Agreement (other than in this Section 21), such word shall be deemed to refer to such Affiliate in lieu of you. In the event that such Affiliate is so substituted as a purchaser hereunder and such Affiliate thereafter transfers to you all of the Notes then held by such Affiliate, upon receipt by the Company of notice of such transfer, wherever the word "you" is used in this Agreement (other than in this Section 21), such word shall no longer be deemed to refer to such Affiliate, but shall refer to you, and you shall have all the rights of an original holder of the Notes under this Agreement.

22.   MISCELLANEOUS.

22.1.       Successors and Assigns.

            All covenants and other agreements contained in this Agreement by or on behalf of any of the parties hereto bind and inure to the benefit of their respective successors and assigns (including, without limitation, any subsequent holder of a Note) whether so expressed or not.

22.2.       Payments Due on Non-Business Days.

            Anything in this Agreement or the Notes to the contrary notwithstanding, any payment of principal of or Make-whole Amount or interest on any Note that is due on a date other than a Business Day shall be made on the next succeeding Business Day without including the additional days elapsed in the computation of the interest payable on such next succeeding Business Day.

22.3.       Severability.

            Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall (to the full extent permitted by law) not invalidate or render unenforceable such provision in any other jurisdiction.

22.4.       Construction.

            Each covenant contained herein shall be construed (absent express provision to the contrary) as being independent of each other covenant contained herein, so that compliance with any one covenant shall not (absent such an express contrary provision) be deemed to excuse compliance with any other covenant. Where any provision herein refers to action to be taken by any Person, or which such Person is prohibited from taking, such provision shall be applicable whether such action is taken directly or indirectly by such Person.

22.5.       Counterparts.

            This Agreement may be executed in any number of counterparts, each of which shall be an original but all of which together shall constitute one instrument. Each counterpart may consist of a number of copies hereof, each signed by less than all, but together signed by all, of the parties hereto.

22.6.       Governing Law.

            This Agreement shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the law of the State of New York excluding choice-of-law principles of the law of such State that would require the application of the laws of a jurisdiction other than such State.

          If you are in agreement with the foregoing, please sign the form of agreement on the accompanying counterpart of this Agreement and return it to the Company, whereupon the foregoing shall become a binding agreement between you and the Company.

                              Very truly yours,

                              COMPUTER ASSOCIATES INTERNATIONAL,
                                INC.


                              By /s/Ira Zar
                                 Title: Senior Vice President


The foregoing is hereby
agreed to as of the
date thereof.

PFL LIFE INSURANCE COMPANY


By /s/Gregory W. Theobald
  Title: Vice President and Assitant Secretary

          If you are in agreement with the foregoing, please sign the form of agreement on the accompanying counterpart of this Agreement and return it to the Company, whereupon the foregoing shall become a binding agreement between you and the Company.

                              Very truly yours,

                              COMPUTER ASSOCIATES INTERNATIONAL,
                                INC.


                              By /s/Ira Zar
                                 Title: Senior Vice President


The foregoing is hereby
agreed to as of the
date thereof.

LIFE INVESTORS INSURANCE COMPANY OF AMERICA


By /s/Gregory W. Theobald
  Title: Vice President and Assitant Secretary

          If you are in agreement with the foregoing, please sign the form of agreement on the accompanying counterpart of this Agreement and return it to the Company, whereupon the foregoing shall become a binding agreement between you and the Company.

                              Very truly yours,

                              COMPUTER ASSOCIATES INTERNATIONAL,
                                INC.


                              By /s/Ira Zar
                                 Title: Senior Vice President



The foregoing is hereby
agreed to as of the
date thereof.

FIRST AUSA LIFE INSURANCE COMPANY



By /s/Gregory W. Theobald
  Title: Vice President and Assitant Secretary

          If you are in agreement with the foregoing, please sign the form of agreement on the accompanying counterpart of this Agreement and return it to the Company, whereupon the foregoing shall become a binding agreement between you and the Company.

                              Very truly yours,

                              COMPUTER ASSOCIATES INTERNATIONAL,
                                INC.


                              By /s/Ira Zar
                                 Title: Senior Vice President



The foregoing is hereby
agreed to as of the
date thereof.

AUSA LIFE INSURANCE COMPANY, INC.


By /s/Gregory W. Theobald
  Title: Vice President and Assitant Secretary

          If you are in agreement with the foregoing, please sign the form of agreement on the accompanying counterpart of this Agreement and return it to the Company, whereupon the foregoing shall become a binding agreement between you and the Company.

                              Very truly yours,

                              COMPUTER ASSOCIATES INTERNATIONAL,
                                INC.


                              By /s/Ira Zar
                                 Title: Senior Vice President



The foregoing is hereby
agreed to as of the
date thereof.

METROPOLITAN LIFE INSURANCE COMPANY


By /s/Joseph A. Augustini
  Title: Vice President

          If you are in agreement with the foregoing, please sign the form of agreement on the accompanying counterpart of this Agreement and return it to the Company, whereupon the foregoing shall become a binding agreement between you and the Company.

                              Very truly yours,

                              COMPUTER ASSOCIATES INTERNATIONAL,
                                INC.


                              By /s/Ira Zar
                                 Title: Senior Vice President


The foregoing is hereby
agreed to as of the
date thereof.

THE TRAVELERS INSURANCE COMPANY


By /s/Teresa M. Torrey
     Title: Second Vice President

          If you are in agreement with the foregoing, please sign the form of agreement on the accompanying counterpart of this Agreement and return it to the Company, whereupon the foregoing shall become a binding agreement between you and the Company.

                              Very truly yours,

                              COMPUTER ASSOCIATES INTERNATIONAL,
                                INC.


                              By /s/Ira Zar
                                 Title: Senior Vice President



The foregoing is hereby
agreed to as of the
date thereof.

PRIMERICA LIFE INSURANCE COMPANY


By  /s/Paul D. Burner
  Title: Senior Vice President & Treasurer

          If you are in agreement with the foregoing, please sign the form of agreement on the accompanying counterpart of this Agreement and return it to the Company, whereupon the foregoing shall become a binding agreement between you and the Company.

                              Very truly yours,

                              COMPUTER ASSOCIATES INTERNATIONAL,
                                INC.



                              By /s/Ira Zar
                                 Title: Senior Vice President


The foregoing is hereby
agreed to as of the
date thereof.

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

By: LINCOLN INVESTMENT MANAGEMENT, INC.
     Its Attorney-in-Fact


By /s/Dennis A. Blume
  Title: Senior Vice President

          If you are in agreement with the foregoing, please sign the form of agreement on the accompanying counterpart of this Agreement and return it to the Company, whereupon the foregoing shall become a binding agreement between you and the Company.

                              Very truly yours,

                              COMPUTER ASSOCIATES INTERNATIONAL,
                                INC.


                              By /s/Ira Zar
                                 Title: Senior Vice President



The foregoing is hereby
agreed to as of the
date thereof.

ALLIED LIFE INSURANCE COMPANY

By: LINCOLN INVESTMENT MANAGEMENT, INC.
     Its Attorney-in-Fact


By /s/Dennis A. Blume
  Title: Senior Vice President

          If you are in agreement with the foregoing, please sign the form of agreement on the accompanying counterpart of this Agreement and return it to the Company, whereupon the foregoing shall become a binding agreement between you and the Company.

                              Very truly yours,

                              COMPUTER ASSOCIATES INTERNATIONAL,
                                INC.


                              By /s/Ira Zar
                                 Title: Senior Vice President



The foregoing is hereby
agreed to as of the
date thereof.

SECURITY-CONNECTICUT LIFE INSURANCE COMPANY

By: LINCOLN INVESTMENT MANAGEMENT, INC.
     Its Attorney-in-Fact


By /s/Dennis A. Blume
  Title: Senior Vice President

          If you are in agreement with the foregoing, please sign the form of agreement on the accompanying counterpart of this Agreement and return it to the Company, whereupon the foregoing shall become a binding agreement between you and the Company.

                              Very truly yours,

                              COMPUTER ASSOCIATES INTERNATIONAL,
                                INC.


                              By /s/Ira Zar
                                 Title: Senior Vice President



The foregoing is hereby
agreed to as of the
date thereof.

LINCOLN-SECURITY LIFE INSURANCE COMPANY

By: LINCOLN INVESTMENT MANAGEMENT, INC.
     Its Attorney-in-Fact


By /s/Dennis A. Blume
  Title: Senior Vice President

          If you are in agreement with the foregoing, please sign the form of agreement on the accompanying counterpart of this Agreement and return it to the Company, whereupon the foregoing shall become a binding agreement between you and the Company.

                              Very truly yours,

                              COMPUTER ASSOCIATES INTERNATIONAL,
                                INC.


                              By /s/Ira Zar
                                 Title: Senior Vice President



The foregoing is hereby
agreed to as of the
date thereof.

AMERICAN STATES LIFE INSURANCE COMPANY

By: LINCOLN INVESTMENT MANAGEMENT, INC.
     Its Attorney-in-Fact


By /s/Dennis A. Blume
  Title: Senior Vice President

          If you are in agreement with the foregoing, please sign the form of agreement on the accompanying counterpart of this Agreement and return it to the Company, whereupon the foregoing shall become a binding agreement between you and the Company.

                              Very truly yours,

                              COMPUTER ASSOCIATES INTERNATIONAL,
                                INC.


                              By /s/Ira Zar
                                 Title: Senior Vice President



The foregoing is hereby
agreed to as of the
date thereof.

MASSACHUSETTS MUTUAL LIFE
  INSURANCE COMPANY


By /s/John B. Joyce
  Title: Managing Director

          If you are in agreement with the foregoing, please sign the form of agreement on the accompanying counterpart of this Agreement and return it to the Company, whereupon the foregoing shall become a binding agreement between you and the Company.

                              Very truly yours,

                              COMPUTER ASSOCIATES INTERNATIONAL,
                                INC.


                              By /s/Ira Zar
                                 Title: Senior Vice President


The foregoing is hereby
agreed to as of the
date thereof.

CM LIFE INSURANCE COMPANY


By /s/Lawerence Stillman
  Title: Senior Investment Officer

          If you are in agreement with the foregoing, please sign the form of agreement on the accompanying counterpart of this Agreement and return it to the Company, whereupon the foregoing shall become a binding agreement between you and the Company.

                              Very truly yours,

                              COMPUTER ASSOCIATES INTERNATIONAL,
                                INC.


                              By /s/Ira Zar
                                 Title: Senior Vice President



The foregoing is hereby
agreed to as of the
date thereof.

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY


By /s/Daniel C. Budde
  Title: Investment Officer

          If you are in agreement with the foregoing, please sign the form of agreement on the accompanying counterpart of this Agreement and return it to the Company, whereupon the foregoing shall become a binding agreement between you and the Company.

                              Very truly yours,

                              COMPUTER ASSOCIATES INTERNATIONAL,
                                INC.


                              By /s/Ira Zar
                                 Title: Senior Vice President



The foregoing is hereby
agreed to as of the
date thereof.

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY,
  ON BEHALF OF THE JOHN HANCOCK SEPARATE ACCOUNT
  TRUST NO. 76


By /s/Daniel C. Budde
  Title: Investment Officer

          If you are in agreement with the foregoing, please sign the form of agreement on the accompanying counterpart of this Agreement and return it to the Company, whereupon the foregoing shall become a binding agreement between you and the Company.

                              Very truly yours,

                              COMPUTER ASSOCIATES INTERNATIONAL,
                                INC.


                              By /s/Ira Zar
                                 Title: Senior Vice President



The foregoing is hereby
agreed to as of the
date thereof.

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY,
  ON BEHALF OF THE JOHN HANCOCK SEPARATE ACCOUNT
  TRUST NO. 86


By /s/Daniel C. Budde
  Title: Investment Officer

          If you are in agreement with the foregoing, please sign the form of agreement on the accompanying counterpart of this Agreement and return it to the Company, whereupon the foregoing shall become a binding agreement between you and the Company.

                              Very truly yours,

                              COMPUTER ASSOCIATES INTERNATIONAL,
                                INC.


                              By /s/Ira Zar
                                 Title: Senior Vice President



The foregoing is hereby
agreed to as of the
date thereof.

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY


By /s/Willma H. Davis
  Title: Vice President

         If you are in agreement with the foregoing, please sign the form of agreement on the accompanying counterpart of this Agreement and return it to the Company, whereupon the foregoing shall become a binding agreement between you and the Company.

                              Very truly yours,

                              COMPUTER ASSOCIATES INTERNATIONAL,
                                INC.


                              By /s/Ira Zar
                                 Title: Senior Vice President



The foregoing is hereby
agreed to as of the
date thereof.

THE EQUITABLE LIFE ASSURANCE SOCIETY
  OF THE UNITED STATES



By /s/Ina Lane
  Title: Investment Officer

          If you are in agreement with the foregoing, please sign the form of agreement on the accompanying counterpart of this Agreement and return it to the Company, whereupon the foregoing shall become a binding agreement between you and the Company.

                              Very truly yours,

                              COMPUTER ASSOCIATES INTERNATIONAL,
                                INC.


                              By /s/Ira Zar
                                 Title: Senior Vice President



The foregoing is hereby
agreed to as of the
date thereof.

ALLSTATE LIFE INSURANCE COMPANY


By /s/Charles D. Mires

By /s/David A. Chalupnik
     Authorized Signatories

          If you are in agreement with the foregoing, please sign the form of agreement on the accompanying counterpart of this Agreement and return it to the Company, whereupon the foregoing shall become a binding agreement between you and the Company.

                              Very truly yours,

                              COMPUTER ASSOCIATES INTERNATIONAL,
                                INC.


                              By /s/Ira Zar
                                 Title: Senior Vice President



The foregoing is hereby
agreed to as of the
date thereof.

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY


By  /s/Julia S. Tucker
  Title: Investment Officer


          If you are in agreement with the foregoing, please sign the form of agreement on the accompanying counterpart of this Agreement and return it to the Company, whereupon the foregoing shall become a binding agreement between you and the Company.

                              Very truly yours,

                              COMPUTER ASSOCIATES INTERNATIONAL,
                                INC.


                              By /s/Ira Zar
                                 Title: Senior Vice President



The foregoing is hereby
agreed to as of the
date thereof.

AMERICAN GENERAL LIFE INSURANCE COMPANY


By /s/Julia S. Tucker
  Title: Investment Officer

          If you are in agreement with the foregoing, please sign the form of agreement on the accompanying counterpart of this Agreement and return it to the Company, whereupon the foregoing shall become a binding agreement between you and the Company.

                              Very truly yours,

                              COMPUTER ASSOCIATES INTERNATIONAL,
                                INC.


                              By /s/Ira Zar
                                 Title: Senior Vice President



The foregoing is hereby
agreed to as of the
date thereof.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY


By /s/Julie Bock
  Title: Manager - Private Placement Investments

By /s/Wayne T. Hoffman
  Title: Vice President - Private Placement Investments

          If you are in agreement with the foregoing, please sign the form of agreement on the accompanying counterpart of this Agreement and return it to the Company, whereupon the foregoing shall become a binding agreement between you and the Company.

                              Very truly yours,

                              COMPUTER ASSOCIATES INTERNATIONAL,
                                INC.


                              By /s/Ira Zar
                                 Title: Senior Vice President



The foregoing is hereby
agreed to as of the
date thereof.

NEW YORK LIFE INSURANCE AND
  ANNUITY CORPORATION


By /s/Lydia S. Sangree
  Title: Assistant Vice President

          If you are in agreement with the foregoing, please sign the form of agreement on the accompanying counterpart of this Agreement and return it to the Company, whereupon the foregoing shall become a binding agreement between you and the Company.

                              Very truly yours,

                              COMPUTER ASSOCIATES INTERNATIONAL,
                                INC.


                              By /s/Ira Zar
                                 Title: Senior Vice President



The foregoing is hereby
agreed to as of the
date thereof.

NEW YORK LIFE INSURANCE COMPANY


By /s/Lydia S. Sangree
  Title: Assistant Vice President

          If you are in agreement with the foregoing, please sign the form of agreement on the accompanying counterpart of this Agreement and return it to the Company, whereupon the foregoing shall become a binding agreement between you and the Company.

                              Very truly yours,

                              COMPUTER ASSOCIATES INTERNATIONAL,
                                INC.


                              By /s/Ira Zar
                                 Title: Senior Vice President



The foregoing is hereby
agreed to as of the
date thereof.

SUN LIFE ASSURANCE COMPANY OF CANADA


By /s/John N. Whelihan
  Title: Vice President, U.S. Private Placements - for President

By /s/Jeffrey J. Skerry
  Title: Associate Counsel - for Secretary

          If you are in agreement with the foregoing, please sign the form of agreement on the accompanying counterpart of this Agreement and return it to the Company, whereupon the foregoing shall become a binding agreement between you and the Company.

                              Very truly yours,

                              COMPUTER ASSOCIATES INTERNATIONAL,
                                INC.


                              By /s/Ira Zar
                                 Title: Senior Vice President



The foregoing is hereby
agreed to as of the
date thereof.

SUN LIFE ASSURANCE COMPANY OF
  CANADA (U.S.)


By  /s/L. Brock Thomson
  Title: Treasurer

         If you are in agreement with the foregoing, please sign the form of agreement on the accompanying counterpart of this Agreement and return it to the Company, whereupon the foregoing shall become a binding agreement between you and the Company.

                              Very truly yours,

                              COMPUTER ASSOCIATES INTERNATIONAL,
                                INC.


                              By /s/Ira Zar
                                 Title: Senior Vice President



The foregoing is hereby
agreed to as of the
date thereof.

AMERICAN UNITED LIFE INSURANCE COMPANY


By /s/Kent R. Adams
  Title: Vice President

          If you are in agreement with the foregoing, please sign the form of agreement on the accompanying counterpart of this Agreement and return it to the Company, whereupon the foregoing shall become a binding agreement between you and the Company.

                              Very truly yours,

                              COMPUTER ASSOCIATES INTERNATIONAL,
                                INC.


                              By /s/Ira Zar
                                 Title: Senior Vice President

The foregoing is hereby
agreed to as of the
date thereof.

THE STATE LIFE INSURANCE COMPANY


By /s/Kent R. Adams
  Title: Vice President

          If you are in agreement with the foregoing, please sign the form of agreement on the accompanying counterpart of this Agreement and return it to the Company, whereupon the foregoing shall become a binding agreement between you and the Company.

                              Very truly yours,

                              COMPUTER ASSOCIATES INTERNATIONAL,
                                INC.


                              By /s/Ira Zar
                                 Title: Senior Vice President



The foregoing is hereby
agreed to as of the
date thereof.

NATIONWIDE LIFE INSURANCE COMPANY


By /s/Michael D. Groseclose
  Title: Associate Vice President Corporate Fixed-Income Securities

          If you are in agreement with the foregoing, please sign the form of agreement on the accompanying counterpart of this Agreement and return it to the Company, whereupon the foregoing shall become a binding agreement between you and the Company.

                              Very truly yours,

                              COMPUTER ASSOCIATES INTERNATIONAL,
                                INC.


                              By /s/Ira Zar
                                 Title: Senior Vice President


The foregoing is hereby
agreed to as of the
date thereof.

NATIONWIDE LIFE AND ANNUITY INSURANCE
  COMPANY


By /s/Michael D. Groseclose
  Title: Associate Vice President Corporate Fixed-Income Securities

         If you are in agreement with the foregoing, please sign the form of agreement on the accompanying counterpart of this Agreement and return it to the Company, whereupon the foregoing shall become a binding agreement between you and the Company.

                              Very truly yours,

                              COMPUTER ASSOCIATES INTERNATIONAL,
                                INC.


                              By /s/Ira Zar
                                 Title: Senior Vice President



The foregoing is hereby
agreed to as of the
date thereof.

TEACHERS INSURANCE AND ANNUITY
  ASSOCIATION OF AMERICA


By /s/Loren S. Archibald
  Title: Managing Director-Private Placements

          If you are in agreement with the foregoing, please sign the form of agreement on the accompanying counterpart of this Agreement and return it to the Company, whereupon the foregoing shall become a binding agreement between you and the Company.

                              Very truly yours,

                              COMPUTER ASSOCIATES INTERNATIONAL,
                                INC.


                              By /s/Ira Zar
                                 Title: Senior Vice President



The foregoing is hereby
agreed to as of the
date thereof.

LUTHERAN BROTHERHOOD


By /s/Charles Heeren
  Title: Vice President

          If you are in agreement with the foregoing, please sign the form of agreement on the accompanying counterpart of this Agreement and return it to the Company, whereupon the foregoing shall become a binding agreement between you and the Company.

                              Very truly yours,

                              COMPUTER ASSOCIATES INTERNATIONAL,
                                INC.


                              By /s/Ira Zar
                                 Title: Senior Vice President


The foregoing is hereby
agreed to as of the
date thereof.

SECURITY FIRST LIFE INSURANCE COMPANY


By /s/Ruth Ann McConkey
  Title: Manager, U.S. Fixed Income


By /s/R.J. Ritchie
  Title: Director, U.S. Fixed Income

          If you are in agreement with the foregoing, please sign the form of agreement on the accompanying counterpart of this Agreement and return it to the Company, whereupon the foregoing shall become a binding agreement between you and the Company.

                              Very truly yours,

                              COMPUTER ASSOCIATES INTERNATIONAL,
                                INC.


                              By /s/Ira Zar
                                 Title: Senior Vice President



The foregoing is hereby
agreed to as of the
date thereof.

INDIANAPOLIS LIFE INSURANCE COMPANY


By /s/Margaret M. McKinney
  Title: Vice President, Associate General Counsel and Secretary

          If you are in agreement with the foregoing, please sign the form of agreement on the accompanying counterpart of this Agreement and return it to the Company, whereupon the foregoing shall become a binding agreement between you and the Company.

                              Very truly yours,

                              COMPUTER ASSOCIATES INTERNATIONAL,
                                INC.


                              By /s/Ira Zar
                                 Title: Senior Vice President



The foregoing is hereby
agreed to as of the
date thereof.

AMERITAS LIFE INSURANCE CORP.


By /s/Patrick J. Henry
  Title: Vice President - Fixed Income Securities

         If you are in agreement with the foregoing, please sign the form of agreement on the accompanying counterpart of this Agreement and return it to the Company, whereupon the foregoing shall become a binding agreement between you and the Company.

                              Very truly yours,

                              COMPUTER ASSOCIATES INTERNATIONAL,
                                INC.


                              By /s/Ira Zar
                                 Title: Senior Vice President


The foregoing is hereby
agreed to as of the
date thereof.

NATIONAL TRAVELERS LIFE COMPANY

By MIMLIC ASSET MANAGEMENT COMPANY


By /s/Loren Haugland
  Title: Vice President

          If you are in agreement with the foregoing, please sign the form of agreement on the accompanying counterpart of this Agreement and return it to the Company, whereupon the foregoing shall become a binding agreement between you and the Company.

                              Very truly yours,

                              COMPUTER ASSOCIATES INTERNATIONAL,
                                INC.


                              By /s/Ira Zar
                                 Title: Senior Vice President



The foregoing is hereby
agreed to as of the
date thereof.

THE NORTH WEST LIFE ASSURANCE COMPANY OF CANADA

By MIMLIC ASSET MANAGEMENT COMPANY


By /s/Marilyn Froelich
  Title: Vice President

          If you are in agreement with the foregoing, please sign the form of agreement on the accompanying counterpart of this Agreement and return it to the Company, whereupon the foregoing shall become a binding agreement between you and the Company.

                              Very truly yours,

                              COMPUTER ASSOCIATES INTERNATIONAL,
                                INC.


                              By /s/Ira Zar
                                 Title: Senior Vice President



The foregoing is hereby
agreed to as of the
date thereof.

PROTECTED HOME MUTUAL LIFE INSURANCE COMPANY

By MIMLIC ASSET MANAGEMENT COMPANY


By /s/Frederick Feuerherm
  Title: Vice President

          If you are in agreement with the foregoing, please sign the form of agreement on the accompanying counterpart of this Agreement and return it to the Company, whereupon the foregoing shall become a binding agreement between you and the Company.

                              Very truly yours,

                              COMPUTER ASSOCIATES INTERNATIONAL,
                                INC.


                              By /s/Ira Zar
                                 Title: Senior Vice President



The foregoing is hereby
agreed to as of the
date thereof.

NATIONAL FARM LIFE INSURANCE COMPANY

By MIMLIC ASSET MANAGEMENT COMPANY


By /s/Lynne M. Mills
  Title: Vice President

          If you are in agreement with the foregoing, please sign the form of agreement on the accompanying counterpart of this Agreement and return it to the Company, whereupon the foregoing shall become a binding agreement between you and the Company.

                              Very truly yours,

                              COMPUTER ASSOCIATES INTERNATIONAL,
                                INC.


                              By /s/Ira Zar
                                 Title: Senior Vice President



The foregoing is hereby
agreed to as of the
date thereof.

THE PENN INSURANCE AND ANNUITY COMPANY


By /s/Barbara B. Henderson
  Title: Assistant Vice President

          If you are in agreement with the foregoing, please sign the form of agreement on the accompanying counterpart of this Agreement and return it to the Company, whereupon the foregoing shall become a binding agreement between you and the Company.

                              Very truly yours,

                              COMPUTER ASSOCIATES INTERNATIONAL,
                                INC.


                              By /s/Ira Zar
                                 Title: Senior Vice President


The foregoing is hereby
agreed to as of the
date thereof.

NATIONAL GUARDIAN LIFE INSURANCE
  COMPANY


By /s/John D. Larson
  Title: President and CEO

                                                               Schedule A
                                                               ----------


                      INFORMATION RELATING TO PURCHASERS


                                                   Principal Amount of
Name and Address of Purchaser                     Notes to be Purchased
- - -----------------------------                     ---------------------

PFL LIFE INSURANCE COMPANY                                  $16,000,000

  (1)       All payments by wire trans-
      fer of immediately available
      funds to:

      Firstar Bank of Iowa
      222 Second Street S.E.
      Cedar Rapids, IA  52401
      ABA No. 073000545
      For credit to:  PFL Life Insurance Company
      Account No.  121-27196-9

      with sufficient information
      to identify the source and
      application of such funds.

  (2)       All notices of and confirmations of
      PAYMENT information should be directed to:

      AEGON USA Investment Management, Inc.
      Attention:  Michael Meese
      4333 Edgewood Road N.E.
      Cedar Rapids, IA  52499-5112

  (3)       All other COMMUNICATIONS should be directed to:

      AEGON USA Investment Management, Inc.
      Attention:  Director of Private Placements
      4333 Edgewood Road N.E.
      Cedar Rapids, IA  52499-5335
      Fax No. (319) 369-2009

Tax Identification No. 39-0989781

                                                  Principal Amount of
Name and Address of Purchaser                    Notes to be Purchased
- - -----------------------------                    ---------------------
LIFE INVESTORS INSURANCE COMPANY OF AMERICA            $10,000,000

  (1)       All payments by wire trans-
      fer of immediately available
      funds to:

      Firstar Bank of Iowa
      222 Second Street S.E.
      Cedar Rapids, IA  52401
      ABA No. 073000545
      For credit to:  Life Investors Insurance
                       Company of America
      Account No. 119-09310-2

      with sufficient information
      to identify the source and
      application of such funds.

  (2) All notices of and written confirmations of PAYMENT information should be directed to:

      AEGON USA Investment Management, Inc.
      Attention:  Michael Meese
      4333 Edgewood Road N.E.
      Cedar Rapids, IA  52499-5112

  (3)       All other COMMUNICATIONS should be directed to:

      AEGON USA Investment Management, Inc.
      Attention:  Director of Private Placements
      4333 Edgewood Road N.E.
      Cedar Rapids, IA  52499-5335
      Fax No. (319) 369-2009

Tax Identification No. 42-0191090

                                                   Principal Amount of
Name and Address of Purchaser                     Notes to be Purchased
- - -----------------------------                     ---------------------

FIRST AUSA LIFE INSURANCE COMPANY                         $5,000,000

  (1)       All payments by wire trans-
      fer of immediately available
      funds to:

      Citibank, N.A.
      111 Wall Street
      New York, NY  10043
      ABA No. 021000089
      DDA No. 36112805
      For credit to:  First AUSA Life
                      Insurance Company
      Custody Account No. 847537

      with sufficient information
      to identify the source and
      application of such funds.

  (2) All notices of and written confirmations of PAYMENT information should be directed to:

      AEGON USA Investment Management, Inc.
      Attention:  Michael Meese
      4333 Edgewood Road N.E.
      Cedar Rapids, IA  52499-5112

  (3)       All other COMMUNICATIONS should be directed to:

      AEGON USA Investment Management, Inc.
      Attention:  Director of Private Placements
      4333 Edgewood Road N.E.
      Cedar Rapids, IA  52499-5335
      Fax No. (319) 369-2009

Tax Identification No. 42-6063494

                                                 Principal Amount of
Name and Address of Purchaser                   Notes to be Purchased
- - -----------------------------                   ---------------------

AUSA LIFE INSURANCE COMPANY, INC.                       $4,000,000

  (1)       All payments by wire trans-
      fer of immediately available
      funds to:

      Morgan Guaranty Trust Company
      ABA No. 021000238
      For credit to:  AUSA Life Insurance
                       Company, Inc.
      Account No. 001-60-362

      with sufficient information
      to identify the source and
      application of such funds.

  (2) All notices of and written confirmations of PAYMENT information should be directed to:

      AEGON USA Investment Management, Inc.
      Attention:  Michael Meese
      4333 Edgewood Road N.E.
      Cedar Rapids, IA  52499-5112

  (3)       All other COMMUNICATIONS should be directed to:

      AEGON USA Investment Management, Inc.
      Attention:  Director of Private Placements
      4333 Edgewood Road N.E.
      Cedar Rapids, IA  52499-5335
      Fax No. (319) 369-2009

Tax Identification No. 36-6071399

                                                  Principal Amount of
Name and Address of Purchaser                    Notes to be Purchased
- - -----------------------------                    ---------------------

METROPOLITAN LIFE INSURANCE COMPANY                    $30,000,000

  (1)       All payments by wire trans-
      fer of immediately available
      funds to:

      The Chase Manhattan Bank, N.A.
      33 East 23rd Street
      ABA No. 021000021
      Account No.  002-2-410591

      with sufficient information
      to identify the source and
      application of such funds
      (including the PPN (204912 A* 0)
      of the Notes).

  (2)       All notices of payments and
      written confirmations of such
      wire transfers:

      Metropolitan Life Insurance Company
      One Madison Avenue
      New York, NY  10010
      Attention:  Treasurer

      with a copy to:

      Metropolitan Life Insurance Company
      334 Madison Avenue
      P.O. Box 633
      Convent Station, NJ  07961-0633
      Attention:  Vice President
      Tel: 201-254-3222

  (3)       All other communications:

      Metropolitan Life Insurance Company
      334 Madison Avenue
      P.O. Box 633
      Convent Station, NJ  07961-0633
      Attention:  Vice President
      Tel: 201-254-3222

Tax Identification Number:   13-5581829

                                                     Principal Amount of
Name and Address of Purchaser                       Notes to be Purchased
- - -----------------------------                       ---------------------

THE TRAVELERS INSURANCE COMPANY                             $25,000,000

Register Notes in the name of:  TRAL & CO.

  (1)       All payments by wire trans-
      fer of immediately available
      funds to:

      Chase Manhattan Bank, N.A.
      One Chase Manhattan Plaza
      New York, NY  10081
      Account No. 910-2-587434

      with sufficient information
      to identify the source and
      application of such funds.

  (2)       All notices of payments and
      written confirmations of such
      wire transfers:

      One Tower Square
      Hartford, CT  06183-2030
      Attention:  Cashiers Department

  (3)       All other communications:

      One Tower Square
      Hartford, CT  06183-2030
      Attention:  Securities Department - Private Placements

Tax Identification No. 06-0566090
                                                     Principal Amount of
Name and Address of Purchaser                       Notes to be Purchased
- - -----------------------------                       ---------------------

PRIMERICA LIFE INSURANCE COMPANY                            $5,000,000

  (1)       All payments by wire trans-
      fer of immediately available
      funds to:

      Citibank, N.A.
      153 East 53rd Street
      New York, NY  10022
      ABA No. 021000089
      Account No. 847016

      with sufficient information
      to identify the source and
      application of such funds.

  (2)       All notices of payments and
      written confirmations of such
      wire transfers:

      Primerica Life Insurance Company
      c/o The Travelers Insurance Company
      One Tower Square
      Hartford, CT  06183-2030
      Attention:  Securities Department --
                 Private Placements

  (3)       All other communications:

      Primerica Life Insurance Company
      c/o The Travelers Insurance Company
      One Tower Square
      Hartford, CT  06183-2030
      Attention:  Securities Department --
                 Private Placements

Tax Identification No. 04-1590590

                                                      Principal Amount of
Name and Address of Purchaser                        Notes to be Purchased
- - -----------------------------                        ---------------------

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY                 $9,500,000

  (1)       All payments by wire trans-
      fer of immediately available
      funds to:

      Bankers Trust Company
      New York, New York
      ABA No. 021001033
      Private Placement Processing
      A/C #: 99-911-145
      For further credit to:  Lincoln National
                         Life Insurance Company (Ind Ann's - IFA)
      Custodial Account No.:  98194
      Ref:  Security/Rate/Maturity/PPN(204912 A* 0)/P=$/I=$

      with sufficient information
      to identify the source and
      application of such funds.

  (2)       All notices of payments and
      written confirmations of such
      wire transfers:

      Bankers Trust Company
      Attention:  Private Placement Unit
      P.O. Box 998; Bowling Green Station
      New York, NY  10274

      with a copy to:

      Lincoln Investment Management, Inc.
      200 East Berry Street; Renaissance Square
      Fort Wayne, IN  46802
      Attention:  Investment/Private Placements

  (3)       All other communications:

      Lincoln Investment Management, Inc.
      200 East Berry Street; Renaissance Square
      Fort Wayne, IN  46802
      Attention:  Investment/Private Placements

Tax Identification No. 35-0472300

                                                       Principal Amount of
Name and Address of Purchaser                         Notes to be Purchased
- - -----------------------------                         ---------------------

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY                 $4,000,000

  (1)       All payments by wire trans-
      fer of immediately available
      funds to:

      Bankers Trust Company
      New York, New York
      ABA No. 021001033
      Private Placement Processing
      A/C #: 99-911-145
      For further credit to:  Lincoln National
                         Life Insurance Company (LNL/FPP Business)
      Custodial Account No.:  98185
      Ref:  Security/Rate/Maturity/PPN(204912 A* 0)/P=$/I=$

      with sufficient information
      to identify the source and
      application of such funds.

  (2)       All notices of payments and
      written confirmations of such
      wire transfers:

      Bankers Trust Company
      Attention:  Private Placement Unit
      P.O. Box 998; Bowling Green Station
      New York, NY  10274

      with a copy to:

      Lincoln Investment Management, Inc.
      200 East Berry Street; Renaissance Square
      Fort Wayne, IN  46802
      Attention:  Investment/Private Placements

  (3)       All other communications:

      Lincoln Investment Management, Inc.
      200 East Berry Street; Renaissance Square
      Fort Wayne, IN  46802
      Attention:  Investment/Private Placements

Tax Identification No. 35-0472300

                                                       Principal Amount of
Name and Address of Purchaser                         Notes to be Purchased

- - -----------------------------                         ---------------------

ALLIED LIFE INSURANCE COMPANY                         $2,500,000

Register Note in the name of:  Harny & Co

  (1)       All payments by wire trans-
      fer of immediately available
      funds to:

      Harris Trust & Savings
      Chicago, Illinois
      ABA No. 071-000-288
      DDA Account No. 109-211-3
      For further credit to:  Allied Life Insurance Company "B"
      Account No. 23-97589
      Ref:  Sec/Desc/PPN(204912 A* 0)/P=$; I=$

      with sufficient information
      to identify the source and
      application of such funds.

  (2)       All notices of payments and
      written confirmations of such
      wire transfers:

      Harris Trust & Savings
      111 W. Monroe Street
      Chicago, IL  60690
      Attention:  Private Placements
      For Account:  Allied Life Insurance Company "B"

  (3)       All other communications:

      Lincoln Investment Management, Inc.
      200 East Berry Street; Renaissance Square
      Fort Wayne, IN  46802
      Attention:  Investment/Private Placements

      For Account:  Allied Life Insurance Company "B"

Tax Identification No. 42-0921353

                                                      Principal Amount of
Name and Address of Purchaser                        Notes to be Purchased
- - -----------------------------                        ---------------------

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY                 $2,500,000

  (1)       All payments by wire trans-
      fer of immediately available
      funds to:

      Bankers Trust Company
      New York, New York
      ABA No. 021001033
      Private Placement Processing
      A/C #:  99-911-145
      For further credit to:  Lincoln National
                         Life Insurance Company (Ind Products-Univ Life) Custodial Account No.: 98127
      Ref:  Security/Rate/Maturity/PPN(204912 A* 0)/P=$/I=$

      with sufficient information
      to identify the source and
      application of such funds.

  (2)       All notices of payments and
      written confirmations of such
      wire transfers:

      Bankers Trust Company
      Attention:  Private Placement Unit
      P.O. Box 998; Bowling Green Station
      New York, NY  10274

      with a copy to:

      Lincoln Investment Management, Inc.
      200 East Berry Street; Renaissance Square
      Fort Wayne, IN  46802
      Attention:  Investment/Private Placements

  (3)       All other communications:

      Lincoln Investment Management, Inc.
      200 East Berry Street; Renaissance Square
      Fort Wayne, IN  46802
      Attention:  Investment/Private Placements

Tax Identification No. 35-0472300

                                                       Principal Amount of
Name and Address of Purchaser                         Notes to be Purchased
- - -----------------------------                         ---------------------

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY                 $1,750,000

  (1)       All payments by wire trans-
      fer of immediately available
      funds to:

      Bankers Trust Company
      New York, New York
      ABA No. 021001033
      Private Placement Processing
      A/C #:  99-911-145
      For further credit to:  Lincoln National
                            Life Insurance Company (Ind Ann's - Legacy)
      Custodial Account No.:  98184
      Ref:  Security/Rate/Maturity/PPN(204912 A* 0)/P=$/I=$

      with sufficient information
      to identify the source and
      application of such funds.

  (2)       All notices of payments and
      written confirmations of such
      wire transfers:

      Bankers Trust Company
      Attention:  Private Placement Unit
      P.O. Box 998; Bowling Green Station
      New York, NY  10274

      with a copy to:

      Lincoln Investment Management, Inc.
      200 East Berry Street; Renaissance Square
      Fort Wayne, IN  46802
      Attention:  Investment/Private Placements

  (3)       All other communications:

      Lincoln Investment Management, Inc.
      200 East Berry Street; Renaissance Square
      Fort Wayne, IN  46802
      Attention:  Investment/Private Placements

Tax Identification No. 35-0472300

                                                       Principal Amount of
Name and Address of Purchaser                         Notes to be Purchased
- - -----------------------------                         ---------------------

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY                 $1,750,000

  (1)       All payments by wire trans-
      fer of immediately available
      funds to:

      Bankers Trust Company
      New York, New York
      ABA No. 021001033
      Private Placement Processing
      A/C #:  99-911-145
      For further credit to:  Lincoln National
                         Life Insurance Company (Corp Ret Pension Plans) Custodial Account: 98231
      Ref:  Security/Rate/Maturity/PPN(204912 A* 0)/P=$/I=$

      with sufficient information
      to identify the source and
      application of such funds.

  (2)       All notices of payments and
      written confirmations of such
      wire transfers:

      Bankers Trust Company
      Attention:  Private Placement Unit
      P.O. Box 998; Bowling Green Station
      New York, NY  10274

      with a copy to:

      Lincoln Investment Management, Inc.
      200 East Berry Street; Renaissance Square
      Fort Wayne, IN  46802
      Attention:  Investment/Private Placements

  (3)       All other communications:

      Lincoln Investment Management, Inc.
      200 East Berry Street; Renaissance Square
      Fort Wayne, IN  46802
      Attention:  Investment/Private Placements

Tax Identification No. 35-0472300

                                                       Principal Amount of
Name and Address of Purchaser                         Notes to be Purchased
- - -----------------------------                         ---------------------

SECURITY-CONNECTICUT LIFE INSURANCE COMPANY                 $1,000,000

  (1)       All payments by wire trans-
      fer of immediately available
      funds to:

      Shawmut Bank Connecticut, N.A.
      777 Main Street
      Hartford, CT  06115
      ABA No. 011900445
      For Account of:  Security-Connecticut
                      Life Insurance Company (SPDA)
      Account No. 0156196
      Ref:  Security/Rate/Maturity/PPN(204912 A* 0)/P=$/I=$

      with sufficient information
      to identify the source and
      application of such funds.

  (2)       All notices of payments and
      written confirmations of such
      wire transfers:

      Security-Connecticut Life Insurance Company
      20 Security Drive
      Avon, CT  06001
      Attention:  Jodi Dean

  (3)       All other communications:

      Lincoln Investment Management, Inc.
      200 East Berry Street; Renaissance Square
      Fort Wayne, IN  46802
      Attention:  Investment/Private Placements

Tax Identification No. 35-1468921

                                                       Principal Amount of
Name and Address of Purchaser                         Notes to be Purchased
- - -----------------------------                         ---------------------

LINCOLN-SECURITY LIFE INSURANCE COMPANY               $1,000,000

  (1)       All payments by wire trans-
      fer of immediately available
      funds to:

      Chase Manhattan Bank, N.A.
      New York, New York
      ABA No. 021000021
      For A/C:  900-9-000200
      For further Credit:  LINC-SEC LIFE (NY)
      Account No. G04847
      Ref:  Sec. Name/Rate/Maturity/PPN(204912 A* 0)/P=$/I=$)

      with sufficient information
      to identify the source and
      application of such funds.

  (2)       All notices of payments and
      written confirmations of such
      wire transfers:

      Lincoln-Security Life Insurance Company (New York)
      c/o Security-Connecticut Life Insurance Company
      20 Security Drive
      Avon, CT  06001
      Attention:  Jodi Dean

  (3)       All other communications:

      Lincoln Investment Management, Inc.
      200 East Berry Street; Renaissance Square
      Fort Wayne, IN  46802
      Attention:  Investment/Private Placements

Tax Identification No. 22-2491079

                                                       Principal Amount of
Name and Address of Purchaser                         Notes to be Purchased
- - -----------------------------                         ---------------------

AMERICAN STATES LIFE INSURANCE COMPANY                      $1,000,000

Register Note in the name of:  Salkeld & Co

  (1)       All payments by wire trans-
      fer of immediately available
      funds to:

      Bankers Trust Company
      New York, New York
      ABA No. 021001033
      Private Placement Processing
      A/C #:  99-911-145
      Further credit to:  American States Life
                        Insurance Company (General)
      Custodial Account: 97136
      Ref:  Security/Rate/Maturity/PPN(204912 A* 0)/P=$/I=$

      with sufficient information
      to identify the source and
      application of such funds.

  (2)       All notices of payments and
      written confirmations of such
      wire transfers:

      American States Life Insurance Company
      500 North Meridian Street
      Indianapolis, IN  46204
      Attention:  Jodi Pitcock/Corporate Accounting

  (3)       All other communications:

      Lincoln Investment Management, Inc.
      200 East Berry Street; Renaissance Square
      Fort Wayne, IN  46802
      Attention:  Investment/Private Placements

Tax Identification No. 35-1007048

                                                       Principal Amount of
Name and Address of Purchaser                         Notes to be Purchased
- - -----------------------------                         ---------------------

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY           $13,750,000

  (1)       All payments by wire trans-

      fer of immediately available
      funds to:

      Citibank, N.A.
      111 Wall Street
      New York, NY  10043
      ABA No. 021000089
      For MassMutual Long Term Pool
      Account No. 4067-3488
      Re:  Description of security, principal
             and interest split

      With telephone advice of payment to the
      Securities Custody and Collection Department of Massachusetts Mutual Life Insurance
      Company at (413) 744-3878.

      with sufficient information
      to identify the source and
      application of such funds.

  (2)       All notices of payments and
      written confirmations of such
      wire transfers:

      Massachusetts Mutual Life Insurance Company
      1295 State Street
      Springfield, MA  01111
      Attention:  Tom Li, Managing Director
                  Securities Investment Division, F455

  (3)       All other communications:

      Massachusetts Mutual Life Insurance Company
      1295 State Street
      Springfield, MA  01111
      Attention:  Securities Investment Division

Tax Identification No. 04-1590850

                                                       Principal Amount of
Name and Address of Purchaser                         Notes to be Purchased
- - -----------------------------                         ---------------------

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY           $6,250,000

  (1)       All payments by wire trans-

      fer of immediately available
      funds to:

      Chase Manhattan Bank, N.A.
      4 Chase MetroTech Center
      New York, NY  10081
      ABA No. 021000021
      For MassMutual Pension Management
      Account No. 910-2594018
      Re:  Description of security, principal
            and interest split

      With telephone advice of payment to the
      Securities Custody and Collection Department of Massachusetts Mutual Life Insurance
      Company at (413) 744-3878.

      with sufficient information
      to identify the source and
      application of such funds.

  (2)       All notices of payments and
      written confirmations of such
      wire transfers:

      Massachusetts Mutual Life Insurance Company
      1295 State Street
      Springfield, MA  01111
      Attention:  Tom Li, Managing Director
                  Securities Investment Division, F455

  (3)       All other communications:

      Massachusetts Mutual Life Insurance Company
      1295 State Street
      Springfield, MA  01111
      Attention:  Securities Investment Division

Tax Identification No. 04-1590850

                                                       Principal Amount of
Name and Address of Purchaser                         Notes to be Purchased
- - -----------------------------                         ---------------------

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY            $3,750,000

  (1)       All payments by wire trans-

      fer of immediately available
      funds to:

      Chase Manhattan Bank, N.A.
      4 Chase MetroTech Center
      New York, NY  10081
      ABA No. 021000021
      For MassMutual IFM Non-Traditional
      Account No. 910-2509073
      Re:  Description of security, principal
            and interest split

      With telephone advice of payment to the
      Securities Custody and Collection Department of Massachusetts Mutual Life Insurance
      Company at (413) 744-3878.

      with sufficient information
      to identify the source and
      application of such funds.

  (2)       All notices of payments and
      written confirmations of such
      wire transfers:

      Massachusetts Mutual Life Insurance Company
      1295 State Street
      Springfield, MA  01111
      Attention:  Tom Li, Managing Director
                  Securities Investment Division, F455

  (3)       All other communications:

      Massachusetts Mutual Life Insurance Company
      1295 State Street
      Springfield, MA  01111
      Attention:  Securities Investment Division

Tax Identification No.  04-1590850

                                                      Principal Amount of
Name and Address of Purchaser                        Notes to be Purchased
- - -----------------------------                        ---------------------

CM LIFE INSURANCE COMPANY                                   $1,250,000



  (1)       All payments by wire trans-
      fer of immediately available
      funds to:

      Citibank, N.A.
      111 Wall Street
      New York, NY  10043
      ABA No. 021000089
      For Segment 43 - Universal Life
      Account No. 4068-6561
      Re: Description of security, principal
            and interest split

      With telephone advice of payment to the Securities
      Custody and Collection Department of Massachusetts
      Mutual Life Insurance Company at (413) 744-3878

      with sufficient information
      to identify the source and
      application of such funds.

  (2)       All notices of payments and
      written confirmations of such
      wire transfers:

      CM Life Insurance Company
      c/o Massachusetts Mutual Life
            Insurance Company
      1295 State Street
      Springfield, MA  01111
      Attention:  Tom Li, Managing Director
                 Securities Investment Division, F455

  (3)       All other communications:

      CM Life Insurance Company
      c/o Massachusetts Mutual Life
            Insurance Company
      1295 State Street
      Springfield, MA  01111
      Attention:  Securities Investment Division

Tax Identification No. 06-1041383

                                                      Principal Amount of
Name and Address of Purchaser                        Notes to be Purchased
- - -----------------------------                        ---------------------

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY                     $9,500,000
                                                               $7,000,000
(1)   All payments on account of the
      Notes in accordance with the
      provisions thereof shall be made
      by bank wire transfer of
      immediately available funds for
      credit, not later than 12 noon,
      Boston time to:

      The First National Bank of
      Boston
      ABA No. 011000390
      Boston, MA  02110
      Account of:       John Hancock
      Mutual
                  Life Insurance Company
                  Private Placement
                  Collection Account
      Account No.:      541-55417
      On order of:      Computer
      Associates
                  International, Inc.
                  (PPN 204912 A*0)

      with sufficient information to
      identify the source and
      application of such funds.

      Contemporaneous with the above
      wire transfer, advice setting
      forth: (1) the full name,
      interest rate and maturity date
      of the Notes or other
      obligations; (2) allocation of
      payment between principal and
      interest and any special
      payment; and (3) the name and
      address of Bank (or Trustee)
      from which wire transfer was
      sent, shall be delivered or
      mailed to:

            John Hancock Mutual Life
              Insurance Company
            John Hancock Place
            200 Clarendon Street
            Boston, MA 02117
            Attention:        Securities Accounting
                        Division T-10

(2)   All notices of payments and
      written confirmations of such
      wire transfers:

            John Hancock Mutual Life
              Insurance Company
            John Hancock Place
            200 Clarendon Street
            Boston, MA 02117
            Attention:        Security Accounting
                        Division T-10


(3)   All other communications shall
      be delivered or mailed to:

            John Hancock Mutual Life
            Insurance Company
            John Hancock Place
            200 Clarendon Street
            Boston, MA 02117
            Attention:        Bond and Corporate
                        Finance Department
                        T-57

Tax Identification No: 04-1414660

                                                      Principal Amount of
Name and Address of Purchaser                        Notes to be Purchased
- - -----------------------------                        ---------------------

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY                $2,500,000

(1)   All payments on account of the
      Notes in accordance with the
      provisions thereof shall be
      made by bank wire transfer of
      immediately available funds
      for credit, not later than 12
      noon, Boston time to:

      The First National Bank of
      Boston
      ABA No. 011000390
      Boston, MA  02110
      Account of:       John Hancock Mutual
                  Life Insurance Company
                  Private Placement
                  Collection Account
      Account No.: 541-55417
      On order of:       Computer Associates
                   International, Inc.
                   (PPN 204912 A*0)

      with sufficient information to
      identify the source and
      application of such funds.

      Contemporaneous with the above
      wire transfer, advice setting
      forth: (1) the full name,
      interest rate and maturity
      date of the Notes or other
      obligations; (2) allocation of
      payment between principal and
      interest and any special
      payment; and (3) the name and
      address of Bank (or Trustee)
      from which wire transfer was
      sent, shall be delivered or
      mailed to:

      John Hancock Mutual Life
        Insurance Company
      John Hancock Place
      200 Clarendon Street
      Boston, MA 02117
      Attention:        Securities Accounting
                  Division T-10

(2)   All notices of payments and
      written confirmations of such
      wire transfers:

            John Hancock Mutual Life
              Insurance Company
            John Hancock Place
            200 Clarendon Street
            Boston, MA 02117
            Attention:        Security Accounting
                        Division T-10


(3)   All other communications shall
      be delivered or mailed to:

            John Hancock Mutual Life
              Insurance Company
            John Hancock Place
            200 Clarendon Street
            Boston, MA 02117
            Attention:        Bond and Corporate
                        Finance Department
                        T-57

Tax Identification No: 04-2664016

                                                      Principal Amount of
Name and Address of Purchaser                        Notes to be Purchased
- - -----------------------------                        ---------------------

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY                  $1,000,000
    SEPARATE ACCOUNT 76

(1)   All payments on account of the
      Notes in accordance with the
      provisions thereof shall be
      made by bank wire transfer of
      immediately available funds
      for credit, not later than 12
      noon, Boston time to:

      Investors Bank & Trust Company
      Boston, MA 02117
      ABA No. 011001438
      Account No.: 79650-9107
      For further credit to: General Motors 76-1
      Account No.: 99099
      On order of:      Computer Associates
                  International, Inc.
                  (PNN 204912 A*0)

      with sufficient information to
      identify the source and
      application of such funds.

      Contemporaneous with the above
      wire transfer, advice setting
      forth:  (1)  the full name,
      interest rate and maturity
      date of the Notes or other
      obligations; (2) allocation of
      payment between principal and
      interest and any special
      payment; and (3) the name and
      address of Bank (or Trustee)
      from which wire transfer was
      sent, shall be delivered or
      mailed to:

      John Hancock Mutual Life
        Insurance Company
      John Hancock Place
      200 Clarendon Street
      Boston, MA 02117

      Attention:        PortfolioManagement &
                  Investment Services, T-56

(2)   All notices of payments and
      written confirmations of such
      wire transfers:

            John Hancock Mutual Life
              Insurance Company
            John Hancock Place
            200 Clarendon Street
            Boston, MA 02117
            Attention: Portfolio Management &
                      Investment Services,
                      T-56

(3)   All other communications shall
      be delivered or mailed to:

            John Hancock Mutual Life
              Insurance Company
            John Hancock Place
            200 Clarendon Street
            Boston, MA 02117
            Attention:        Bond and Corporate
                        Finance Deptartment
                        T-57

Tax Identification No: 04-1414660

                                                      Principal Amount of
Name and Address of Purchaser                        Notes to be Purchased
- - -----------------------------                        ---------------------

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY                  $1,000,000
    SEPARATE ACCOUNT 86

(1)   All payments on account of the
      Notes in accordance with the
      provisions thereof shall be
      made by bank wire transfer of
      immediately available funds
      for credit, not later than 12
      noon, Boston time to:

      Investors Bank & Trust Company
      Boston, MA 02117
      ABA No. 011001438
      Account No.: 79650-9107
      For further credit to: General Motors 86-1
      Account No.: 99237
      On order of:       Computer Associates
                   International, Inc.
                   (PNN 204912 A*0)

      with sufficient information to
      identify the source and
      application of such funds.

      Contemporaneous with the above
      wire transfer, advice setting
      forth:  (1)  the full name,
      interest rate and maturity
      date of the Notes or other
      obligations; (2) allocation of
      payment between principal and
      interest and any special
      payment; and (3) the name and
      address of Bank (or Trustee)
      from which wire transfer was
      sent, shall be delivered or
      mailed to:

      John Hancock Mutual Life
        Insurance Company
      John Hancock Place
      200 Clarendon Street
      Boston, MA 02117
      Attention:        Portfolio Management &
                  Investment Services, T-56

(2)   All notices of payments and
      written confirmations of such
      wire transfers:

            John Hancock Mutual Life
              Insurance Company
            John Hancock Place
            200 Clarendon Street
            Boston, MA 02117
            Attention: Portfolio Management &
                      Investment Services,
                      T-56

(3)   All other communications shall
      be delivered or mailed to:

            John Hancock Mutual Life
              Insurance Company
            John Hancock Place
            200 Clarendon Street
            Boston, MA 02117
            Attention:        Bond and Corporate
                        Finance Department
                        T-57

Tax Identification No: 04-1414660

                                                  Principal Amount of
Name and Address of Purchaser                    Notes to be Purchased
- - -----------------------------                    ---------------------

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE                 $20,000,000
    UNITED STATES

  (1)       All payments by wire trans-
      fer of immediately available
      funds to:

      The Chase Manhattan Bank, N.A.
      110 West 52nd Street
      New York, NY  10019
      ABA No. 021-00-0021
      Account of:  The Equitable Life Assurance
                    Society of the United States
      Account No.:  037-2-409417

      with sufficient information
      to identify the source and
      application of such funds (including
      the PPN (204912 A* 0) of the Notes).

  (2)       All notices of payments and
      written confirmations of such
      wire transfers:

      The Equitable Life Assurance Society
        of the United States
      c/o Alliance Capital Management L.P.
      135 West 50th Street, 5th Floor
      New York, NY  10020
      Attention:  Treasury Services

  (3)       All other communications:

      The Equitable Life Assurance Society
        of the United States
      c/o Alliance Capital Management, L.P.
      1345 Avenue of the Americas
      New York, NY  10105
      Attention:  Fixed Income Credit
                 Research Division
      Tel:  (212) 969-1362
      Fax:  (212) 969-1466

      Tax Identification No. 13-5570651

                                                    Principal Amount of
Name and Address of Purchaser                      Notes to be Purchased
- - -----------------------------                      ---------------------

ALLSTATE LIFE INSURANCE COMPANY                             $11,000,000
                                                            $ 2,000,000
  (1)       All payments by wire trans-                     $ 2,000,000
        fer of immediately available
      funds to:

      BBK = Harris Trust and Savings Bank
            ABA #071000288
      BNF = Allstate Life Insurance Company
            Collection Account #168-117-0
      ORG = Computer Associates International, Inc.
      OBI = DPP - 204912 A* 0
            L_____________(Lease Number, if any)
            Payment Due date (MM/DD/YY)___________
            P_______________(Enter "P" and amount of
              principal being remitted)
            I_______________(Enter "I" and amount of
              interest being remitted)

      with sufficient information
      to identify the source and
      application of such funds.

  (2)       All notices of payments and
      written confirmations of such
      wire transfers:

      Allstate Insurance Company
      Investment Operations - Private Placements
      3075 Sanders Road, STE G4A
      Northbrook, IL  60062-7127
      Tel:  (847) 402-8709
      Fax:  (847) 402-7331

(3)   All other communications:

      Allstate Life Insurance Company
      Private Placements Department
      3075 Sanders Road, STE G3A
      Northbrook, IL  60062-7127
      Tel:  (847) 402-4394
      Fax:  (847) 402-3092

Tax Identification No. 36-2554642

                                                    Principal Amount of
Name and Address of Purchaser                      Notes to be Purchased
- - -----------------------------                      ---------------------

AMERICAN GENERAL LIFE INSURANCE COMPANY               $10,000,000


  (1)       All payments by wire trans-
      fer of immediately available
      funds to:

      State Street Bank and Trust Company
      Boston, MA  02101
      ABA No. 011000028
      Re:  American General Life Insurance
            Company
      AC - 0125-880-5
      OBI= PPN #204912 A* 0 and description of payment
      Fund Number PA 40

      with sufficient information
      (including PPN (204912 A*0)
      interest rate, maturity date,
      interest amount, principal
      amount and premium, if any)
      to identify the source and
      application of such funds.

  (2)       All notices of payments and
      written confirmations of such
      wire transfers:

      American General Life Insurance Company
        and PA 40
      % State Street Bank and Trust Company
      Insurance Services Custody (AH2)
      1776 Heritage Drive
      North Quincy, MA 02171
      Fax: (617) 985-4923

  (3)       Duplicate payment notices and
      all other communications:

      American General Life Insurance Company
      % American General Corporation
      Attention:  Investment Research Department, A37-01
      P.O. Box 3247
      Houston, TX  77253-3247
      Fax:  (713) 831-1366

      Overnight Mail Address:

      2929 Allen Parkway
      Houston, TX  77019-2155

Tax Identification No. 25-0598210

                                                      Principal Amount of
Name and Address of Purchaser                        Notes to be Purchased
- - -----------------------------                        ---------------------

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY                 $5,000,000



  (1)       All payments by wire trans-
      fer of immediately available
      funds to:

      State Street Bank and Trust Company
      Boston, MA  02101
      ABA No. 011000028
      Re:  The Variable Annuity Life Insurance
            Company
      AC - 0125-821-9
      OBI= PPN #204912 A* 0 and description of payment
      Fund Number PA 54

      with sufficient information
      (including PPN (204912 A*0),
      interest rate, maturity date,
      interest amount, principal amount
      and premium, if any)
      to identify the source and
      application of such funds.

  (2)       All notices of payments and
      written confirmations of such
      wire transfers:

      The Variable Annuity Life Insurance Company
        and PA 54
      % State Street Bank and Trust Company
      Insurance Services Custody (AH2)
      1776 Heritage Drive
      North Quincy, MA 02171
      Fax: (617) 985-4923

  (3)       Duplicate payment notices and
      all other communications:

      The Variable Annuity Life Insurance Company
      % American General Corporation
      Attention:  Investment Research Department, A37-01
      P.O. Box 3247
      Houston, TX  77253-3247
      Fax:  (713) 831-1366

      Overnight Mail Address:

      2929 Allen Parkway
      Houston, TX  77019-2155

Tax Identification No. 74-1625348

                                                     Principal Amount of
Name and Address of Purchaser                       Notes to be Purchased
- - -----------------------------                       ---------------------

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY                 $15,000,000

  (1)       All payments by wire trans-
      fer of immediately available
      funds to:

      ABA#091-000-019 NW MPLS/TRUST CLEARING
      ACCT#08-40-245 ATTN: Acct #12468800
      PPN#204912 A* 0

      with sufficient information
      to identify the source and
      application of such funds (including the PPN (204912 A* 0) of the Notes).

  (2)       All notices of payments and
      written confirmations of such
      wire transfers:

      Norwest Bank Minnesota, N.A.
      733 Marquette Avenue
      Investors Building, 5th Floor
      Minneapolis, MN  55479-0047
      Attention:  Income Collections

  (3)       All other communications:

      Great-West Life & Annuity Insurance Company
      8515 East Orchard Road
      3rd Floor, Tower 2
      Englewood, CO  80111
      Attention:  U.S. Private Placements
      Fax:  (303) 689-6193

Tax Identification No. 84-0467907

                                                      Principal Amount of
Name and Address of Purchaser                        Notes to be Purchased
- - -----------------------------                        ---------------------

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION             $10,000,000

  (1)       All payments by wire trans-
      fer of immediately available
      funds to:

      Chemical Bank
      New York, New York
      ABA No. 021-000-128
      For credit to:  New York Life Insurance
                      and Annuity Corporation
      General Account No. 008-0-57001

      with sufficient information
      to identify the source and
      application of such funds (including the PPN (204912 A* 0) of the Notes).

  (2)       All notices of payments and
      written confirmations of such
      wire transfers:

      New York Life Insurance and Annuity Corporation
      c/o New York Life Insurance Company
      51 Madison Avenue
      New York, NY  10010-1603
      Attention:        Treasury Department
                  Securities Income Section
                  Room 209
                  Fax No. (212) 447-4160

  (3)       All other communications:

      New York Life Insurance and Annuity Corporation
      c/o New York Life Insurance Company
      51 Madison Avenue
      New York, NY  10010-1603
      Attention:        Investment Department
                  Private Finance Group
                  Room 206
                  Fax No. (212) 447-4122
      with a copy to:

      New York Life Insurance and Annuity Corporation
      c/o New York Life Insurance Company
      51 Madison Avenue
      New York, NY  10010-1603
      Attention:        Office of General Counsel
                  Investment Section, Room 10SB
                  Fax No. (212) 576-8340

Tax Identification No. 13-3044743

                                                     Principal Amount of
Name and Address of Purchaser                       Notes to be Purchased
- - -----------------------------                       ---------------------

NEW YORK LIFE INSURANCE COMPANY                             $5,000,000

  (1)       All payments by wire trans-
      fer of immediately available
      funds to:

      Morgan Guaranty Trust Company
        of New York
      New York, NY  10015
      ABA No. 021-000-238
      For credit to:  New York Life Insurance
                      Company
      General Account No. 810-00-000

      with sufficient information
      to identify the source and
      application of such funds (including the PPN (204912 A* 0) of the Notes).

  (2)       All notices of payments and
      written confirmations of such
      wire transfers:

      New York Life Insurance Company
      51 Madison Avenue
      New York, NY  10010-1603
      Attention:        Treasury Department
                  Securities Income Section
                  Room 209
                  Fax No. (212) 447-4160

  (3)       All other communications:

      New York Life Insurance Company
      51 Madison Avenue
      New York, NY  10010-1603
      Attention:        Investment Department
                  Private Finance Group
                  Room 206
                  Fax No. (212) 447-4122
      with a copy to:

      New York Life Insurance Company
      51 Madison Avenue
      New York, NY  10010-1603
      Attention:        Office of General Counsel
                  Investment Section, Room 10SB
                  Fax No. (212) 576-8340

Tax Identification No. 13-5582869

                                                     Principal Amount of
Name and Address of Purchaser                       Notes to be Purchased
- - -----------------------------                       ---------------------

SUN LIFE ASSURANCE COMPANY OF CANADA                        $7,000,000
                                                            $2,000,000
                                                            $1,000,000
  (1)       All payments by wire trans-
      fer of immediately available
      funds to:

      The Chase Manhattan Bank
      One New York Plaza
      New York, NY  10015
      ABA No. 021-000-021
      For the account of:  Sun Life Assurance Company of Canada
      Account No. 949-1-087822

      with sufficient information
      to identify the source and
      application of such funds (including the PPN (204192 A* 0) of the Notes).

  (2)       All notices of mandatory payments and
      written confirmations of such
      wire transfers:

      Sun Life Assurance Company of Canada
      Three Sun Life Executive Park
      Wellesley Hills, MA  02181
      Attention:  Manager, Securities Accounting, SC #3327

  (3)       All other communications and optional prepayments:

      Sun Life Assurance Company of Canada
      One Sun Life Executive Park
      Wellesley Hills, MA  02181
      Attention:  Investment Department/Private Placements,
                  SC #1303

Tax Identification No. 38-1082080

                                                      Principal Amount of
Name and Address of Purchaser                        Notes to be Purchased
- - -----------------------------                        ---------------------

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)                 $2,000,000
                                                            $2,000,000
                                                            $1,000,000


  (1)       All payments by wire trans-
      fer of immediately available
      funds to:

      Chemical Bank
      55 Water Street
      New York, NY  10041
      ABA No. 021-000-128
      For the account of:
      Sun Life Assurance Company of Canada (U.S.)
      Account No.  323-023177

      with sufficient information
      to identify the source and
      application of such funds (including the PPN (204912 A* 0) of the Notes).

  (2)       All notices of mandatory payments and
      written confirmations of such
      wire transfers:

      Sun Life Assurance Company of Canada (U.S.)
      Three Sun Life Executive Park
      Wellesley Hills, MA  02181
      Attention:  Manager, Securities Accounting, SC #3327

  (3)       All other communications and optional prepayments:

      Sun Life Assurance Company of Canada (U.S.)
      One Sun Life Executive Park
      Wellesley Hills, MA  02181
      Attention:  Investment Department/Private Placements,
                  SC #1303

Tax Identification No. 04-246-1439

                                                   Principal Amount of
Name and Address of Purchaser                     Notes to be Purchased
- - -----------------------------                     ----------------------

AMERICAN UNITED LIFE INSURANCE COMPANY                      $5,000,000
                                                            $5,000,000
  (1)       All payments by wire trans-
      fer of immediately available
      funds to:

      Bank of New York
      One Wall Street, 3rd Floor
      New York, NY  10286
      Window A
      ABA No. 021000018
      Account No. 186683/AUL

      with sufficient information
      to identify the source and
      application of such funds.

  (2)       All notices of payments and
      written confirmations of such
      wire transfers:

      Attention: Rebecca Davis
      Law Department
      American United Life Insurance Company
      Post Office Box 368
      Indianapolis, IN  46206

  (3)       All other communications:

      Attention: Rebecca Davis
      Law Department
      American United Life Insurance Company
      Post Office Box 368
      Indianapolis, IN  46206

Tax Identification No. 35-0145825

                                                      Principal Amount of
Name and Address of Purchaser                        Notes to be Purchased
- - -----------------------------                        ---------------------

THE STATE LIFE INSURANCE COMPANY                            $1,000,000

  (1)       All payments by wire trans-
      fer of immediately available
      funds to:

      Bank of New York
      One Wall Street, 3rd Floor
      New York, NY  10286
      Window A
      ABA No. 021000018
      Account No. 343761/State Life c/o AUL

      with sufficient information
      to identify the source and
      application of such funds.

  (2)       All notices of payments and
      written confirmations of such
      wire transfers:

      Attention: Rebecca Davis
      Law Department
      American United Life Insurance Company
      Post Office Box 368
      Indianapolis, IN  46206

  (3)       All other communications:

      Attention: Rebecca Davis
      Law Department
      American United Life Insurance Company
      Post Office Box 368
      Indianapolis, IN  46206

Tax Identification No. 35-0684263

                                                      Principal Amount of
Name and Address of Purchaser                        Notes to be Purchased
- - -----------------------------                        ---------------------

NATIONWIDE LIFE INSURANCE COMPANY                                 $8,000,000

  (1)       All payments by wire trans-
      fer of immediately available
      funds to:

      Morgan Guaranty Trust Company
        of New York
      ABA No. 021-000-238
      Journal # 999-99-024
      F/A/O Nationwide Life Insurance Company
        Custody A/C #71615
      Attention:  Custody Service Department
      PPN#204912 A* 0

      with sufficient information
      to identify the source and
      application of such funds.

  (2)       All notices of payments and
      written confirmations of such
      wire transfers:

      Nationwide Life Insurance Company
      One Nationwide Plaza (1-32-09)
      Columbus, OH  43215-2220
      Attention:  Corporate Money Management

  (3)       All other communications:

      Nationwide Life Insurance Company
      One Nationwide Plaza (1-33-07)
      Columbus, OH  43215-2220
      Attention:  Corporate Fixed-Income Securities

Tax Identification No. 31-4156830

                                                      Principal Amount of
Name and Address of Purchaser                        Notes to be Purchased
- - -----------------------------                        ---------------------

NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY               $2,000,000

  (1)       All payments by wire trans-
      fer of immediately available
      funds to:

      Morgan Guaranty Trust Company
        of New York
      ABA No. 021-000-238
      Journal # 999-99-024
      F/A/O Nationwide Life Insurance Company
        Custody A/C #71620
      Attention:  Custody Service Department
      PPN#204912 A* 0

      with sufficient information
      to identify the source and
      application of such funds.

  (2)       All notices of payments and
      written confirmations of such
      wire transfers:

      Nationwide Life and Annuity Insurance Company
      One Nationwide Plaza (1-32-09)
      Columbus, OH  43215-2220
      Attention:  Corporate Money Management

  (3)       All other communications:

      Nationwide Life Insurance Company
      One Nationwide Plaza (1-33-07)
      Columbus, OH  43215-2220
      Attention:  Corporate Fixed-Income Securities

Tax Identification No. 31-1000740

                                                     Principal Amount of
Name and Address of Purchaser                       Notes to be Purchased
- - -----------------------------                       ----------------------

TEACHERS INSURANCE AND ANNUITY                              $10,000,000
    ASSOCIATION OF AMERICA

  (1)       All payments by wire trans-
      fer of immediately available
      funds to:

      Citibank, N.A.
      ABA No. 021000089
      For the account of:
      Teachers Insurance and Annuity Association
        of America
      Account No. 4057-8501

      with sufficient information
      to identify the source and
      application of such funds (including the PPN (204912 A* 0) of the Notes).

  (2)       All notices of payments and
      written confirmations of such
      wire transfers:

      Teachers Insurance and Annuity Association
        of America
      730 Third Avenue
      New York, NY  10017
      Attention:  Securities Accounting Division
      Tel:  (212) 916-4188
      Fax:  (212) 916-6955

 (3)  All other communications:

      Teachers Insurance and Annuity Association
        of America
      730 Third Avenue
      New York, NY  10017
      Attention:  Securities Division
                  Private Placements
      Tel:  (212) 916-4346
      Fax:  (212) 916-6584

Tax Identification No. 13-1624203N

                                                      Principal Amount of
Name and Address of Purchaser                        Notes to be Purchased
- - -----------------------------                        ---------------------

LUTHERAN BROTHERHOOD                                        $8,000,000

  (1)       All payments by wire trans-
      fer of immediately available
      funds to:

      Norwest Bank Minnesota, N.A.
      ABA No. 091000019
      For Credit to Trust Clearing
        Account No. 08-40-245
      Attention:  Income Collection
      For Credit to:  Lutheran Brotherhood
      Account No. 12651300

      with sufficient information
      to identify the source and
      application of such funds (including the PPN (204192 A* 0) of the Notes).

  (2)       All notices of payments and
      written confirmations of such
      wire transfers:

      Lutheran Brotherhood
      Attention:  Investment Division
      625 Fourth Avenue South
      10th Floor
      Minneapolis, MN  55415
      Fax:  (612) 340-5776

  (3)       All other communications:

      Lutheran Brotherhood
      Attention:  Investment Division
      625 Fourth Avenue South
      10th Floor
      Minneapolis, MN  55415
      Fax:  (612) 340-5776

Tax Identification No. 41-0385700

                                                      Principal Amount of
Name and Address of Purchaser                        Notes to be Purchased

- - -----------------------------                        ---------------------

SECURITY FIRST LIFE INSURANCE COMPANY                       $5,000,000

  (1)       All payments by wire trans-
      fer of immediately available
      funds to:

      Bank of New York
      1 Wall Street
      New York, NY  10286
      ABA No. 021000018
      Account Name:  Security First Group
                     Corporate Bond Account
      Account No. 328175

      with sufficient information
      to identify the source and
      application of such funds.

  (2)       All notices of payments and
      written confirmations of such
      wire transfers:

      Security First Life Insurance Company
      c/o London Life Insurance Company
      255 Dufferin Avenue
      London, Ontario
      N6A 4K1
      Attention:  Manager, U.S. Fixed Income (Private Placement)
                  Securities Department

  (3)       All other communications:

      Security First Life Insurance Company
      c/o London Life Insurance Company
      255 Dufferin Avenue
      London, Ontario
      N6A 4K1
      Attention:  Manager, U.S. Fixed Income (Private Placement)
                  Securities Department

Tax Identification No. 54-0696644

                                                      Principal Amount of
Name and Address of Purchaser                        Notes to be Purchased
- - -----------------------------                        ---------------------

INDIANAPOLIS LIFE INSURANCE COMPANY                         $4,000,000

  (1)       All payments by wire trans-
      fer of immediately available
      funds to:

      NBD Bank, NA
      One Indiana Square
      Indianapolis, IN  46266
      ABA No. 074000052
      For credit to:  Indianapolis Life Insurance Company
      Account No. 700035001852

      with sufficient information
      to identify the source and
      application of such funds (including the PPN (204912 A* 0) of the Notes).

  (2)       All notices of payments and
      written confirmations of such
      wire transfers:

      By courier:

      Indianapolis Life Insurance Company
      2960 North Meridian Street
      Indianapolis, IN 46208
      Attention: Securities Department

      By mail:

      Indianapolis Life Insurance Company
      P.O. Box 1230
      Indianapolis, IN  46206
      Attention: Securities Department

  (3)       All other communications:

      By courier:

      Indianapolis Life Insurance Company
      2960 North Meridian Street
      Indianapolis, IN 46208
      Attention: Securities Department

      By mail:

      Indianapolis Life Insurance Company
      P.O. Box 1230
      Indianapolis, IN  46206
      Attention: Securities Department

Tax Identification No. 35-0413330

                                                      Principal Amount of
Name and Address of Purchaser                        Notes to be Purchased

- - -----------------------------                        ---------------------

AMERITAS LIFE INSURANCE CORP.                               $3,000,000

  (1)       All payments by wire trans-
      fer of immediately available
      funds to:

      First Bank Nebraska, NA
      ABA No. 104-000-029
      Ameritas Life Insurance Corp
      Account No. 1-494-0070-0188
      Re:  Description of Note;
             Principal & Interest Breakdown

      with sufficient information
      to identify the source and
      application of such funds.

  (2)       All notices of payments and
      written confirmations of such
      wire transfers:

      Ameritas Life Insurance Corp
      5900 "O" Street
      Lincoln, NE  68510-2234
      Attention:  James Mikus

  (3)       All other communications:

      Ameritas Life Insurance Corp
      5900 "O" Street
      Lincoln, NE  68510-2234
      Attention:  James Mikus

Tax Identification No. 47-0098400

                                                      Principal Amount of
Name and Address of Purchaser                        Notes to be Purchased
- - -----------------------------                        ---------------------

NATIONAL TRAVELERS LIFE COMPANY                             $1,000,000

Register Note in the name of:  Var & Co.

  (1)       All payments by wire trans-
      fer of immediately available
      funds to:

      First Bank, N.A.
      Minneapolis, MN
      ABA No. 091-000-022
      For credit to:  First Trust, N.A.
      Account No. 180121167365, TSU:  050
      For further credit to:  National Travelers Life
                              Company
      Account No. 12609110
      Attention:  Peggy Sime (612) 244-0647

      with sufficient information
      to identify the source and
      application of such funds.

  (2)       All notices of payments and
      written confirmations of such
      wire transfers:

      National Travelers Life Company
      c/o MIMLIC Asset Management Company
      400 Robert Street North
      St. Paul, MN  55101
      Attention:  Client Administrator

  (3)       All other communications:

      National Travelers Life Company
      c/o MIMLIC Asset Management Company
      400 Robert Street North
      St. Paul, MN  55101
      Attention:  Client Administrator

Tax Identification No. 42-0432940

                                                     Principal Amount of
Name and Address of Purchaser                       Notes to be Purchased
- - -----------------------------                       ---------------------

THE NORTH WEST LIFE ASSURANCE COMPANY                       $1,000,000
  OF CANADA

  (1)       All payments by wire trans-
      fer of immediately available
      funds to:

      Bk of NYC/ABA #021-000-018
      For credit to:  BBK - IOC 363
      For further credit to:  North West Life Assurance
                             Company of Canada
      Account No. 270384

      with sufficient information
      to identify the source and
      application of such funds.

  (2)       All notices of payments and
      written confirmations of such
      wire transfers:

      The North West Life Assurance Company of Canada
      c/o MIMLIC Asset Management Company
      400 Robert Street North
      St. Paul, MN  55101
      Attention:  Client Administrator

(3)   All other communications:

      The North West Life Assurance Company of Canada
      c/o MIMLIC Asset Management Company
      400 Robert Street North
      St. Paul, MN  55101
      Attention:  Client Administrator

Tax Identification No. 98-0018913

                                                      Principal Amount of
Name and Address of Purchaser                        Notes to be Purchased
- - -----------------------------                        ---------------------

PROTECTED HOME MUTUAL LIFE INSURANCE COMPANY          $500,000

  (1)       All payments by wire trans-
      fer of immediately available
      funds to:

      Integra National Bank of Pittsburgh, PA
      Pittsburgh, PA 15278
      ABA No. 043-000-122
      For credit to:  Protected Home Mutual Life
                      Insurance Company
      Account No. 08-579-3

      with sufficient information
      to identify the source and
      application of such funds.

  (2)       All notices of payments and
      written confirmations of such
      wire transfers:

      Protected Home Mutual Life Insurance Company
      c/o MIMLIC Asset Management Company
      400 Robert Street North
      St. Paul, MN  55101
      Attention:  Client Administrator

  (3)       All other communications:

      Protected Home Mutual Life Insurance Company
      c/o MIMLIC Asset Management Company
      400 Robert Street North
      St. Paul, MN  55101
      Attention:  Client Administrator

Tax Identification No. 25-0740310

                                                        Principal Amount of
Name and Address of Purchaser                          Notes to be Purchased
- - -----------------------------                          ---------------------

NATIONAL FARM LIFE INSURANCE COMPANY                        $500,000

  (1)       All payments by wire trans-
      fer of immediately available
      funds to:

      NationsBank of Texas
      Fort Worth, TX  76113-2260
      ABA No. 111-000-025
      For credit to:  National Farm Life Insurance
                       Company
      Account No. 5050446062

      with sufficient information
      to identify the source and
      application of such funds.

  (2)       All notices of payments and
      written confirmations of such
      wire transfers:

      National Farm Life Insurance Company
      c/o MIMLIC Asset Management Company
      400 Robert Street North
      St. Paul, MN  55101
      Attention:  Client Administrator

  (3)       All other communications:

      National Farm Life Insurance Company
      c/o MIMLIC Asset Management Company
      400 Robert Street North
      St. Paul, MN  55101
      Attention:  Client Administrator

Tax Identification No. 75-0708826

                                                        Principal Amount of
Name and Address of Purchaser                          Notes to be Purchased
- - -----------------------------                          ---------------------

THE PENN INSURANCE AND ANNUITY COMPANY                $3,000,000

  (1)       All payments by wire trans-
      fer of immediately available
      funds to:

      Bankers Trust Company
      ABA No. 02100-1033
      16 Wall Street
      New York, NY  10005
      Attention:        Insurance Unit, Private
                  Placements 01419540
      For credit to:  The Penn Insurance
                    and Annuity Company A/C #092506

      with sufficient information
      to identify the source and
      application of such funds.

  (2)       All notices of payments and
      written confirmations of such
      wire transfers:

      By mail:
      The Penn Insurance and Annuity Company
      Independence Square
      530 Walnut Street
      Philadelphia, PA  19172
      Attention:        Barbara B. Henderson (Mail Stop C1B)
                  Securities Investment Department

      By courier:
      The Penn Insurance and Annuity Company
      600 Dresher Road
      Horsham, PA  19044
      Attention:        Barbara B. Henderson (Mail Stop C1B)
                  Securities Investment Department
      Tel:  (215) 956-8514
      Fax:  (215) 672-2760

  (3)       All other communications:

      By mail:
      The Penn Insurance and Annuity Company
      Independence Square
      530 Walnut Street
      Philadelphia, PA  19172
      Attention:  Barbara B. Henderson (Mail Stop C1B)
                   Securities Investment Department

      By courier:
      The Penn Insurance and Annuity Company
      600 Dresher Road
      Horsham, PA  19044
      Attention:  Barbara B. Henderson (Mail Stop C1B)
                  Securities Investment Department
      Tel:  (215) 956-8514
      Fax:  (215) 672-2760

Tax Identification No. 23-2142731

                                                        Principal Amount of
Name and Address of Purchaser                          Notes to be Purchased
- - -----------------------------                          ---------------------

NATIONAL GUARDIAN LIFE INSURANCE COMPANY                    $2,000,000

  (1)       All payments by wire trans-
      fer of immediately available
      funds to:

      Firstar Bank Madison
      P.O. Box 7900
      Madison, WI  53707
      ABA No. 075900465
      For credit to:  National Guardian Life
                       Insurance Company
      Account No. 311-700-397

      with sufficient information
      to identify the source and
      application of such funds (including the PPN (204912 A* 0) of the Notes).

  (2)       All notices of payments and
      written confirmations of such
      wire transfers:

      National Guardian Life Insurance Company
      Two East Gilman Street
      P.O. Box 1191
      Madison, WI  53701-1191
      Attention:  Investment Department

  (3)       All other communications:

      National Guardian Life Insurance Company
      Two East Gilman Street
      P.O. Box 1191
      Madison, WI  53701-1191
      Attention:  Investment Department

Tax Identification No. 39-0493780

                                                                Schedule B
                                                                ----------

                                 DEFINED TERMS
                                 -------------

            As used herein, the following terms have the respective meanings set forth below or set forth in the Section hereof following such term:

            "Affiliate" means, at any time, and with respect to any Person, any other Person that at such time directly or indirectly through one or more intermediaries Controls, or is Controlled by, or is under common Control with, such first Person. As used in this definition, "Control" means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise. Unless the context otherwise clearly requires, any reference to an "Affiliate" is a reference to an Affiliate of the Company.

            "Business Day" means any day other than a Saturday, a Sunday or a day on which commercial banks in New York City are required or authorized to be closed.

            "Capital Lease" means, at any time, a lease with respect to which the lessee is required concurrently to recognize the acquisition of an asset and the incurrence of a liability in accordance with GAAP.

            "Cash Flow" with respect to any Person means, for any period, the net income from continuing operations of such Person for such period, determined in accordance with GAAP, plus all amounts deducted in the computation thereof on account of taxes, interest, depreciation, amortization and other non-cash expenses.

            "Closing" is defined in Section 3.

            "Code" means the Internal Revenue Code of 1986, as amended from time to time, and the rules and regulations promulgated thereunder from time to time.

            "Company" means Computer Associates International,
Inc., a Delaware corporation.

            "Confidential Information"  is defined in Section 20.

            "Consolidated Cash Flow" means, for any period (a) the Cash Flow of the Company and its Subsidiaries for such period, determined on a consolidated basis in accordance with GAAP ("Company Cash Flow"), plus (b) in the case of any business of any Person acquired by the Company or any of its Subsidiaries during such period, the portion of Cash Flow of such Person and its Subsidiaries, determined on a consolidated basis in accordance with GAAP, for the period commencing on the first day of such other period and ending on the date of acquisition of such business accounted for by such business, minus (c) in the case of any business of the Company or any of its Subsidiaries disposed of by the Company or such Subsidiary during such period, the portion of Company Cash Flow for the period commencing on the first day of such other period and ending on the date of disposition of such business accounted for by such business.


            "Consolidated Total Assets" means, as at any date, the total assets of the Company and its Subsidiaries which would be shown as assets on a consolidated balance sheet of the Company and its Subsidiaries as of such date prepared in accordance with GAAP.

            "Consolidated Total Indebtedness" means, as at any date, the aggregate principal amount of all Indebtedness of the Company and its Subsidiaries outstanding on such date, determined on a consolidated basis in accordance with GAAP.

            "Contribution to Consolidated Cash Flow" means, with respect to any asset, as of the date of disposition of such asset, the portion of Consolidated Cash Flow for the period of the four fiscal quarters ending on, or most recently ended prior to, the date of such disposition accounted for by such asset.

            "Default" means an event or condition the occurrence or existence of which would, with the lapse of time or the giving of notice or both, become an Event of Default.

            "Default Rate" means that rate of interest that is the greater of (i) 1% per annum above the rate of interest stated in clause (a) of the first paragraph of the Notes or (ii) 1% over the rate of interest publicly announced by Mellon Bank, N.A. in Pittsburgh, Pennsylvania as its "base" or "prime" rate.

            "Environmental Laws" means any and all Federal, state, local, and foreign statutes, laws, regulations, ordinances, rules, judgments, orders, decrees, permits, concessions, grants, franchises, licenses, agreements or governmental restrictions relating to pollution and the protection of the environment or the release of any materials into the environment, including but not limited to those related to hazardous substances or wastes, air emissions and discharges to waste or public systems.

            "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time, and the rules and regulations promulgated thereunder from time to time in effect.

            "ERISA Affiliate" means any trade or business (whether or not incorporated) that is treated as a single employer together with the Company under section 414 of the Code.

            "Event of Default" is defined in Section 11.

            "Excess Amount" is defined in Section 10.3.

            "Excess Amounts Prepayment Date" is defined in Section 8.3.

            "Excess Amounts Response Date" is defined in Section 8.3.

            "Exchange Act" means the Securities Exchange Act of
1934, as amended.

            "GAAP" means generally accepted accounting principles as in effect from time to time in the United States of America.

            "Governmental Authority" means

            (a)   the government of

                  (i) the United States of America or any State or other political subdivision thereof, or

                  (ii) any jurisdiction in which the Company or any Subsidiary conducts all or any part of its business, or which asserts jurisdiction over any properties of the Company or any Subsidiary, or

            (b) any entity exercising executive, legislative, judicial, regulatory or administrative functions of, or pertaining to, any such government.

            "Guaranty" means, with respect to any Person, any obligation (except the endorsement in the ordinary course of business of negotiable instruments for deposit or collection) of such Person guaranteeing or in effect guaranteeing any indebtedness, dividend or other obligation of any other Person in any manner, whether directly or indirectly, including (without limitation) obligations incurred through an agreement, contingent or otherwise, by such Person:

            (a) to purchase such indebtedness or obligation or any property constituting security therefor;

            (b) to advance or supply funds (i) for the purchase or payment of such indebtedness or obligation, or (ii) to maintain any working capital or other balance sheet condition or any income statement condition of any other Person or otherwise to advance or make available funds for the purchase or payment of such indebtedness or obligation;

            (c) to lease properties or to purchase properties or services primarily for the purpose of assuring the owner of such indebtedness or obligation of the ability of any other Person to make payment of the indebtedness or obligation; or

            (d) otherwise to assure the owner of such indebtedness or obligation against loss in respect thereof.

In any computation of the indebtedness or other liabilities of the obligor under any Guaranty, the indebtedness or other obligations that are the subject of such Guaranty shall be assumed to be direct obligations of such obligor.

            "holder" means, with respect to any Note, the Person in whose name such Note is registered in the register maintained by the Company pursuant to Section 13.1.

            "Indebtedness" with respect to any Person means, at any time, without duplication,

            (a)   its liabilities for borrowed money;

            (b) its liabilities for the deferred purchase price of property acquired by such Person (excluding accounts payable arising in the ordinary course of business but including all liabilities created or arising under any conditional sale or other title retention agreement with respect to any such property);

            (c) all liabilities appearing on its balance sheet in accordance with GAAP in respect of Capital Leases;

            (d) all liabilities for borrowed money secured by any Lien with respect to any property owned by such Person
      (whether or not it has assumed or otherwise become liable for such liabilities); and

            (e) any Guaranty of such Person with respect to liabilities of a type described in any of clauses (a) through (d) hereof.

            "Institutional Investor" means (a) any original purchaser of a Note, (b) any holder of a Note holding more than 5% of the aggregate principal amount of the Notes then outstanding, and (c) any bank, trust company, savings and loan association or other financial institution, any pension plan, any investment company, any insurance company, any broker or dealer, or any other similar financial institution or entity, regardless of legal form.

            "Interest Charges" means all amounts which would be deducted in determining consolidated net income of the Company and its Subsidiaries, determined in accordance with GAAP, on account of interest on Indebtedness of the Company and its Subsidiaries.

            "Lien" means, with respect to any Person, any mortgage, lien, pledge, charge, security interest or other encumbrance, or any interest or title of any vendor, lessor, lender or other secured party to or of such Person under any conditional sale or other title retention agreement or Capital Lease, upon or with respect to any property or asset of such Person (including in the case of stock, stockholder agreements, voting trust agreements and all similar arrangements).

            "Make-Whole Amount" is defined in Section 8.7.

            "Material" means material in relation to the business, operations, affairs, financial condition, assets, or properties of the Company and its Subsidiaries taken as a whole.

            "Material Adverse Effect" means a material adverse effect on (a) the business, operations, affairs, financial condition, assets or properties of the Company and its Subsidiaries taken as a whole, or (b) the ability of the Company to perform its obligations under this Agreement and the Notes, or
(c) the validity or enforceability of this Agreement or the Notes.

            "Material Subsidiary" means, on any date, each Subsidiary of the Company (a) which holds any capital stock of the Company, (b) which, together with its Subsidiaries, has consolidated revenues for the period of the four fiscal quarters of the Company ending on, or most recently ended prior to, such date in excess of 3% of the consolidated revenues of the Company and its Subsidiaries for such period or (c) which, together with its Subsidiaries, has consolidated assets as at such date in excess of 3% of Consolidated Total Assets as at such date.

            "Memorandum" is defined in Section 5.3.

            "Multiemployer Plan" means any Plan that is a "multiemployer plan" (as such term is defined in section
4001(a)(3) of ERISA).

            "Note Portion" is defined in Section 10.3.

            "Notes" is defined in Section 1.

            "Officer's Certificate" means a certificate of a Senior Financial Officer or of any other officer of the Company whose responsibilities extend to the subject matter of such certificate.

            "Other Agreements" is defined in Section 2.

            "Other Purchasers" is defined in Section 2.

            "PBGC" means the Pension Benefit Guaranty Corporation referred to and defined in ERISA or any successor thereto.

            "Person" means an individual, partnership, corporation, limited liability company, association, trust, unincorporated organization, or a government or agency or political subdivision thereof.

            "Plan" means an "employee benefit plan" (as defined in section 3(3) of ERISA) that is or, within the preceding five years, has been established or maintained, or to which contributions are or, within the preceding five years, have been made or required to be made, by the Company or any ERISA
Affiliate or with respect to which the Company or any ERISA
Affiliate may have any liability.

            "property" or "properties" means, unless otherwise specifically limited, real or personal property of any kind, tangible or intangible, choate or inchoate.

            "Pro Forma Annual Consolidated Interest Expense" means, as at any date, the net amount of scheduled Interest Charges in respect of Consolidated Total Indebtedness outstanding as of such date for the period of the four fiscal quarters beginning on, or next succeeding, such date. For purposes of this definition, Indebtedness that bears interest at a variable rate shall be deemed to bear interest during the period in question at a rate equal to such rate at such date.

            "QPAM Exemption" means Prohibited Transaction Class
Exemption 84-14 issued by the United States Department of Labor.

            "Required Holders" means, at any time, the holder or holders of at least 50% in principal amount of the Notes at the time outstanding (exclusive of Notes then owned by the Company or any of its Affiliates).

            "Responsible Officer" means any Senior Financial
Officer and any other officer of the Company with responsibility for the administration of the relevant portion of this agreement.

            "Securities Act" means the Securities Act of 1933, as amended from time to time.

            "Senior Financial Officer" means the chief financial officer, principal accounting officer, treasurer or comptroller of the Company.

            "Specified Indebtedness" means, as at any time, Indebtedness for borrowed money of the Company or any Material Subsidiary (other than any such Indebtedness owed to the Company or any Subsidiary) which is not subordinated in right of payment to the Notes.

            "Subsidiary" means, as to any Person, any corporation, association or other business entity in which such Person or one or more of its Subsidiaries or such Person and one or more of its Subsidiaries owns sufficient equity or voting interests to enable it or them (as a group) ordinarily, in the absence of contingencies, to elect a majority of the directors (or Persons performing similar functions) of such entity, and any partnership or joint venture if more than a 50% interest in the profits or capital thereof is owned by such Person or one or more of its Subsidiaries or such Person and one or more of its Subsidiaries (unless such partnership can and does ordinarily take major business actions without the prior approval of such Person or one or more of its Subsidiaries). Unless the context otherwise clearly requires, any reference to a "Subsidiary" is a reference to a Subsidiary of the Company.

            "Wholly-Owned Subsidiary" means, at any time, any Subsidiary one hundred percent (100%) of all of the equity interests (except directors' qualifying shares) and voting interests of which are owned by any one or more of the Company and the Company's other Wholly-Owned Subsidiaries at such time.

                                                             SCHEDULE 5.3


                             DISCLOSURE MATERIALS


                                     None

                                                               SCHEDULE 5.5

                             FINANCIAL STATEMENTS


1995 Annual Report:
- - ------------------

      Consolidated Balance Sheets as of March 31, 1994 and 1995 Consolidated Statements of Income for Fiscal Years ended
         March 31, 1993 through 1995
      Consolidated Statements of Stockholders' Equity for Fiscal
         Years ended March 31, 1992 through 1995
      Consolidated Statements of Cash Flows for Fiscal Years ended
         March 31, 1993 through 1995


Form 10-Q - December 31, 1995:
- - -----------------------------

      Consolidated Condensed Balance Sheets as of March 31, 1995
         and December 31, 1995
      Consolidated Statements of Income for Three Months ended
         December 31, 1994 and 1995
      Consolidated Statements of Income for Nine Months ended
         December 31, 1994 and 1995
      Consolidated Condensed Statements of Cash Flows for Nine
         Months ended December 31, 1994 and 1995

                                                              SCHEDULE 5.14

                                USE OF PROCEEDS

            The proceeds of the sale of the Notes will be used to repay existing bank Indebtedness of the Company specified in
Schedule 5.15 and for general corporate purposes.

                                                               EXHIBIT 1

                                [FORM OF NOTE]


                    COMPUTER ASSOCIATES INTERNATIONAL, INC.

                      6.77% SENIOR NOTE DUE APRIL 4, 2003

No. [_____]
[Date]
$[_______]                                                  PPN 204912 A* 0

            FOR VALUE RECEIVED, the undersigned, COMPUTER ASSOCIATES INTERNATIONAL, INC. (herein called the "Company"), a corporation organized and existing under the laws of the State of Delaware, hereby promises to pay to [______________________], or registered assigns, the principal sum of [________________________] DOLLARS on April 4, 2003, with interest (computed on the basis of a 360-day year of twelve 30-day months) (a) on the unpaid balance thereof at the rate of 6.77% per annum from the date hereof, payable semiannually, on the 4th day of April and October in each year, commencing with the April or October next succeeding the date hereof, until the principal hereof shall have become due and payable, and (b) to the extent permitted by law on any overdue payment (including any overdue prepayment) of principal, any overdue payment of interest and any overdue payment of any Make-Whole Amount (as defined in the Note Purchase Agreements referred to below), payable semiannually as aforesaid (or, at the option of the registered holder hereof, on demand), at a rate per annum from time to time equal to the greater of (i) 7.77% or (ii) 1% over the rate of interest publicly announced by Mellon Bank, N.A. from time to time in Pittsburgh, Pennsylvania as its "base" or "prime" rate.

            Payments of principal of, interest on and any Make-Whole Amount with respect to this Note are to be made in lawful money of the United States of America at the office of Mellon Bank, N.A. located at 65 East 55th Street, New York, New York 10022 or at such other place as the Company shall have designated by written notice to the holder of this Note as provided in the Note Purchase Agreements referred to below.

            This Note is one of a series of Senior Notes (herein called the "Notes") issued pursuant to separate Note Purchase Agreements, dated as of April 1, 1996 (as from time to time amended, the "Note Purchase Agreements"), between the Company and the respective Purchasers named therein and is entitled to the benefits thereof. Each holder of this Note will be deemed, by its acceptance hereof, (i) to have agreed to the confidentiality provisions set forth in Section 20 of the Note Purchase Agreements and (ii) to have made the representation set forth in
Section 6.2 of the Note Purchase Agreements.

            This Note is a registered Note and, as provided in the Note Purchase Agreements, upon surrender of this Note for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder's attorney duly authorized in writing, a new Note for a like principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Company may treat the person in whose name this Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company will not be affected by any notice to the contrary.

            The Company will make required prepayments of principal on the dates and in the amounts specified in the Note Purchase Agreements. This Note is also subject to optional prepayment, in whole or from time to time in part, at the times and on the terms specified in the Note Purchase Agreements, but not otherwise.

            If an Event of Default, as defined in the Note Purchase Agreements, occurs and is continuing, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Note Purchase Agreements.

            This Note shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the law of the State of New York excluding choice-of-law principles of the law of such State that would require the application of the laws of a jurisdiction other than such State.

                                    COMPUTER ASSOCIATES INTERNATIONAL,
                                      INC.


                                    By________________________________
                                       Title:

                                    April 4, 1996



To the several Purchasers
   listed on the attached schedule

Dear Sirs:

      I am Senior Vice President and General Counsel of Computer Associates International, Inc., a Delaware corporation (the "Company"), and am familiar with the proceedings taken by the Company in connection with the issuance and sale to each of you (the "Purchasers") today by the Company of $320,000,000 aggregate principal amount of the Company's 6.77% Senior Notes due April 4, 2003 (the "Notes"), pursuant to the Note Purchase Agreements, dated as of April 1, 1996 (the "Note Purchase Agreements"), between the Company and each of the Purchasers. This opinion is delivered to each of you pursuant to
Section 4.4(a) of the Note Purchase Agreements. Capitalized terms used herein and not defined herein have the respective meanings specified in the Note Purchase Agreements.

      I have reviewed the Note Purchase Agreements and the Notes, and such corporate records, certificates and other documents, and such questions of law, as I have deemed necessary or appropriate for the purposes of this opinion.

      I have assumed that all signatures are genuine, that all documents submitted to me as originals are authentic and that all copies of documents submitted to me conform to the originals. I have assumed further the accuracy of each of the representations and warranties of the parties (other than the Company) to the Note Purchase Agreements and the statements set forth in the letter, dated March 29, 1996, delivered by CS First Boston Corporation and J.P. Morgan Securities Inc. to the Company. I have assumed further that each of the parties (other than the Company) to the Note Purchase Agreements has duly executed and delivered each of the foregoing documents to which it is a party.


      Based upon the foregoing, and subject to the qualifications set forth below, I am of the opinion that:

      (1) The Company is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware. Each domestic Material Subsidiary is a corporation or other legal entity duly organized, validly existing and in good standing under the laws of its jurisdiction of organization.

      (2) Each of the Company and its domestic Material Subsidiaries is duly qualified as a foreign corporation and is in good standing in each jurisdiction in which such qualification is required by law, other than those jurisdictions as to which the failure to be so qualified or in good standing would not, individually or in the aggregate, reasonably expected to have a Material Adverse Effect.

      (3) The Company has the corporate power and authority to execute and deliver the Note Purchase Agreements, to issue and sell the Notes and to perform its obligations under the Note Purchase Agreements and the Notes.

      (4) Each of the Note Purchase Agreements and the Notes has been duly authorized by all necessary corporate action on the part of the Company, has been executed and delivered by a duly authorized officer of the Company, and constitutes the legal valid and binding obligation of the Company, enforceable against the Company in accordance with its terms.

      (5) The execution, delivery and performance by the Company of the Note Purchase Agreements and the Notes will not (a) contravene, result in any breach of, or constitute a default under or result in the creation of any Lien in respect of any property of the Company under, (i) the Certificate of Incorporation or by-laws of the Company or (ii) to the best of my knowledge, any indenture, mortgage deed of trust, loan, purchase or credit agreement or lease, or any other Material agreement or instrument to which the Company is bound or affected, (b) conflict with or result in a breach of any of the terms, conditions or provisions of any order, judgment, decree or ruling of any court, arbitrator or Governmental Authority applicable to the Company or (c) violate any provision of any statute, rule or regulation of any Governmental Authority applicable to the Company.

      (6) No consent, approval or authorization of, or registration, filing or declaration with, any Governmental Authority of the United States of America, or the State of New York, or under the General Corporation Law of the State of Delaware, is required in connection with the execution, delivery or performance by the Company of the Note Purchase Agreements or the Notes.

      (7) There are no actions, suits or proceedings pending or, to the best of my knowledge, threatened against or affecting the Company or any Subsidiary or any property of the Company or any Subsidiary in any court or before any arbitrator of any kind or before or by any Governmental Authority
(i) questioning the validity of the Note Purchase Agreements or the Notes or (ii) that, individually or in the aggregate, would reasonably be expected to have a Material Adverse Effect.

      (8) Registration of the Notes under the Securities Act of 1933, as amended (the "1933 Act"), and qualification of an indenture with respect to the Notes under the Trust Indenture Act of 1939, as amended, is not required for the offer and sale of the Notes in the manner contemplated by the Note Purchase Agreements.

      (9) The Company is not an "investment company" or a company "controlled" by an "investment company", within the meaning of the Investment Company Act of 1940, as amended.

      (10) Neither the issuance of the Notes nor the intended use of the proceeds of the Notes (as set forth in Schedule 5.14 to the Note Purchase Agreements) will violate Regulations G, T, or X of the Board of Governors of the Federal Reserve System.

      The foregoing opinion is subject to the following qualifications:

      (a) The enforceability of the Note Purchase Agreements and the Note is subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws of general applicability relating to or affecting creditors' rights and remedies and to general equity principles.

      (b) The enforceability of rights and remedies in the Note Purchase Agreements and the Notes is subject to the exercise by the Purchasers of commercial reasonableness, acting in good faith.

      (c) For purposes of the opinion set forth in paragraph (8), I express no opinion as to when or under what circumstances the Notes may be reoffered or resold in the United States, its territories and possessions or to U.S. Persons (as defined in Rule 902 under the 1933 Act).

      Also, I have relied as to certain factual matters on information obtained from public officials and other sources believed by me to be responsible.

      I am a member of the bar of the State of New York. I do not purport to be expert in, and do not express any opinion on, any laws other than the laws of the State of New York, the General Corporation Law of the State of Delaware and the Federal laws of the United States of America.

   Sincerely yours,


                                    /s/Steven M. Woghin
                                    Steven M. Woghin
                                    Senior Vice President and
                                    General Counsel

SMW/gg

                                                     EXHIBIT 4.4(b)


                      FORM OF OPINION OF SPECIAL COUNSEL
                               TO THE PURCHASERS







                                          April 4, 1996


                  Re:   Computer Associates International, Inc.
                        6.77% Senior Notes due April 4, 2003


To the several Purchasers
  listed in Schedule A
  to the within-mentioned Note
  Purchase Agreements

Ladies and Gentlemen:

            We have acted as your special counsel in connection with the issuance by Computer Associates International, Inc. (the "Company") of its 6.77% Senior Notes due April 4, 2003 in an aggregate principal amount of $320,000,000 (the "Notes"), and the purchases by you pursuant to the several Note Purchase Agreements dated as of April 1, 1996 (the "Note Purchase Agreements") made by you with the Company of Notes in the respective aggregate principal amounts set forth in Schedule A to the Note Purchase Agreements. All capitalized terms used herein without definition shall have the meanings ascribed thereto in the Note Purchase Agreements.

            We have examined originals or copies authenticated to our satisfaction of all such corporate records of the Company, agreements and other instruments, certificates of public officials and of officers and representatives of the Company, and such other documents, as we have deemed necessary in connection with the opinions hereinafter expressed. In such examination, we have assumed the genuineness of all signatures, the authenticity of documents submitted to us as originals and the conformity with the authentic originals of all documents submitted to us as copies. As to questions of fact material to such opinions we have, when relevant facts were not independently established, relied upon the representations set forth in the Note Purchase Agreements and upon certifications by officers or other representatives of the Company.

            In addition, we attended the closing held today at our office at which you purchased and made payment for Notes in the respective aggregate principal amounts to be purchased by you, all in accordance with the Note Purchase Agreements.

            Based upon the foregoing and having regard for legal considerations that we deem relevant, we render you our opinion pursuant to Section 4.4(b) of the Note Purchase Agreements as follows:

            1. The Company is a corporation validly existing and in good standing under the laws of the State of Delaware and has the corporate power to execute and deliver the Note
      Purchase Agreements and the Notes and to perform its obligations thereunder.

            2. The Note Purchase Agreements have been duly authorized, executed and delivered by the Company and constitute legal, valid and binding agreements of the Company, enforceable against the Company in accordance with their terms.

            3. The Notes being purchased by you today have been duly authorized, executed and delivered by the Company and constitute legal, valid and binding obligations of the Company, enforceable against the Company in accordance with their terms.

            4. No consent, approval or authorization of, or registration, filing or declaration with, any New York State or United States Federal Governmental Authority is required for the validity of the execution and delivery or for the performance by the Company of the Note Purchase Agreements or said Notes.

            5. It was not necessary in connection with the offering, sale and delivery of said Notes, under the circumstances contemplated by the Note Purchase Agreements, to register said Notes under the Securities Act or to qualify an indenture in respect of the Notes under the Trust Indenture Act of 1939, as amended.

            6. The opinion of Steven M. Woghin, General Counsel of the Company, dated the date hereof and delivered to you pursuant to Section 4.4(a) of the Note Purchase Agreements, is satisfactory to us in form and scope with respect to the matters specified therein and we believe that you are justified in relying thereon.

            The opinions expressed in paragraphs 2 and 3 above as to the enforceability of any agreement or instrument in accordance with its terms are subject to the exception that such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or other similar laws affecting the enforcement of creditors' rights generally and by general equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or at law).

            We wish to point out that provisions of the Note Purchase Agreements that permit you or any other holder of a Note to take action or make determinations or to benefit from indemnities or similar undertakings of the Company may be subject to a requirement that such action be taken or such determinations be made, and that any action or inaction by any of you or any other holder of a Note that may give rise to a request for payment under such an undertaking be taken or not taken, on a reasonable basis and in good faith.

            We do not herein express any opinion as to any matters governed by any laws other than the Federal laws of the United
States of America, the laws of the State of New York and the General Corporation Law of the State of Delaware.

                                    Very truly yours,

                                   /s/Milbank, Tweed, Hadley, and McLoy
                                   ------------------------------------

MMI/DAS